Exhibit 10.2

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U . S . PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933 , AS AMENDED (THE “SECURITIES ACT”) . 㲡 䇔䍝ॿ䇞 ポ 㲡 “ ॿ䇞 ” マ о 㔤䵌䖤 ഭ ㋀㛎 ポ 㿱ॿ䇞 ㊄㟍 ѹ マ 䭘 㓖 㐶㖅 䇱 㑒䉵䎌㡏㊴㰒䊤 ޣ メ ᒦ 䭐 㥭䖤 ഭ 1933 㣞 䇱 㑒㺱㓺㐂㍈ 䇒 㴓 ポ “ 䇱 㑒㺱 ” マ ㉸䉵 S ᶑ ㌞ ポ 㿱ॿ䇞 ㊄㟍 ѹ マ ೲ NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U . S . STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U . S . PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS . 㲡 ॿ䇞 䊤 ޣ䇱 㑒㲟㴉㬋 䇱 㑒㺱㪂䖤 ഭ 㐂 ᆳ䇱 㑒㺱㺽 ޼ メ ㉻䳙䵌 䘋 䢠 䈕 䐦㺽 ޼ メ 䈕䇱 㑒㉹㥢䊣㬦㪂 䰤 㬦㘪䖤 ഭ 㚦 ޵ 㪂㔤䖤 ഭ ㋀㛎 ポ 㿱ॿ䇞 ㊄㟍 ѹ マ 䭘 㓖 㪂㐶㖅 メ ㋳㰠䐚㔛 䇱 㑒㺱 S ᶑ ㌞㊄ ᶑ 㸌䉵 ೱ 㴉㬋 䇱 㑒㺱㉸㲐㮷㺽 ޼༠ 㰎䉵 ೱ 㪂㴉㬋 䇱 㑒㺱㺽 ޼㿴 㟍䉵㔏䇟䧢㏯ ೱ 㪂㉹㓿 䇱 㑒㺱㺽 ޼㿴 㟍䉵㊴ 㰒䉵 メ ㉻㘪㉷䬆㔚 ⿽ 㧨 ߥ ㉸㘳䐚㔛䊤 ޣ 㢟 䇱 㑒㺱䉵㧨 ߥ 䳙㛛 ೲ SUBSCRIPTION AGREEMENT 䇔䍝ॿ䇞 This Agreement is dated as of October 20 , 2025 (the “Execution Date”) by and between Helport AI Limited, a British Virgin Islands company (the “ Company ”), and Fulberto Limited a limited liability company (the “ Purchaser ”) . ᵜॿ䇞 Ҿ 2025 ᒤ _10 ᴸ _20 ᰕ ˄ “ ㆮ㖢ᰕ ” ˅ ⭡ Helport AI Limited, аᇦ BVI ޜ ਨ ˄ ԕ л 〠 “ ޜ ਨ ” ˅ ઼ Fulberto Limited , а ᇦ ᴹ 䲀 䍓ԫ ޜ ਨ ˄ ԕл 〠 “ 䇔 䍝 Ӫ ” ˅ ᡰ ㆮ 䇒 Ǆ W I T N E S S E T H : WHEREAS , subject to the terms and conditions set forth in this Agreement and pursuant to the provisions of Regulation S (“Regulation S”) promulgated by the U . S . Securities and Exchange Commission (the “SEC”) under the Securities Act, the Company desires to issue and sell to the Purchaser, and the 1

Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement (collectively, the “Offering”). NOW, THEREFORE , in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows : ީ䇱᰾ ˖ 䢤Ҿ ˈ ਇࡦҾᵜॿ䇞ⲴᶑⅮ઼ᶑԦᒦṩᦞ䇱ࡨ⌅л㖾ഭ䇱ࡨӔ᱃ငઈՊ ˄ ԕлㆰ〠 “ 䇱Ӕ Պ ” ˅ 亱ᐳⲴ S ᶑֻⲴᶑⅮ ˄ ԕлㆰ〠 “S ᶑֻ ” ˅ ˈ ޜਨᐼᵋਁ㹼ᒦੁ䇔䍝Ӫ䬰୞ᵜॿ䇞л᮷ѝᴤ 䈖㓶᧿䘠Ⲵޜਨ䇱ࡨ ˈ 㘼䇔䍝ӪᐼᵋӾޜਨ䍝Ҡ䈕ޜਨ䇱ࡨ ˄ ԕлㆰ〠 “ 䚰㓖 ” ˅ Ǆ ⧠Ҿ↔ ˈ ṩᦞᒦਇࡦҾᵜॿ䇞ѝवਜ਼Ⲵޡ਼ॿ䇞 ǃ ᶑⅮ઼ᶑԦ ˄ ޜਨ઼䇔䍝Ӫ൷⺞䇔᭦ࡠ 䘉Ӌޡ਼ॿ䇞 ǃ ᶑⅮ઼ᶑԦᒦ⺞䇔ަݵ࠶ᙗ ˅ ˈ ޜਨ৺䇔䍝Ӫ਼᜿ ˖ 1. PURCHASE AND SALE OF CLASS A ORDINARY SHARES, AND RELEVANT RIGHTS 1. 㱂䬠䘎䉵 䍝Ҡ 㕒 䬰 㖅 メ ㋕㓺䊤 ޣᵳ 䊍 1. Purchase and Sale of Ordinary Shares . Subject to the terms and conditions set forth herein, the Company is offering to the Purchaser the number of ordinary shares of the Company, par value US $ 0 . 0001 per share (each, an “ Ordinary Share ”, and collectively, the “ Ordinary Shares ” or “ Shares ”), set forth on the signature page herein, for a total purchase price of $ 1 , 000 , 000 . 00 (the “ Purchase Price ”) . 2. Პ䙊㛑Ⲵ䍝Ҡ઼䬰୞ Ǆ ਇࡦҾᵜॿ䇞ѝⲴᶑⅮ઼ᶑԦ ˈ ޜਨੁ䇔䍝Ӫ䚰㓖䬰୞аᇊ ᮠ䟿Ⲵ⾘䶒ԧ٬ $ 0 . 0001 㖾ݳⲴޜਨᲞ䙊㛑 ˄ ԕл〠 “ Პ䙊㛑 ”, ᡆ “ 㛑⾘ ” ˅ ˈ ੁ䇔䍝Ӫ䚰㓖 䬰୞ⲴᲞ䙊㛑ާփᮠ䟿㿱ᵜॿ䇞Ⲵㆮᆇ亥 Ǆ Პ䙊㛑Ⲵᙫ䍝ҠԧṬѪ 1 0000 0 0 㖾ݳ ˄ ᙫ 〠Ѫ “ 䍝ҠԧṬ ” ˅ Ǆ 3. Closing . The closing of the transactions contemplated hereby (the “ Closing ”) shall take place on October 20 , 2025 or such other date the Company and the Purchaser may agree upon in writing (such date and time being called the “ Closing Date ” ) . (a) At the Closing, subject to Section 2 below, the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to a bank account of Helport as specified by the Company . All such wire transfer remitted to the Company shall be accompanied by information identifying the Purchaser, the subscription, the Purchaser’s corporate identification number and address ; and (b) At the Closing, the Company shall issue the Shares to the Purchaser and update the Company’s register of members to reflect the issuance of the Shares to the Purchaser. 2. Ӕࢢ Ǆ ᵜॿ䇞ѝᤏ䘋㹼ⲴӔ᱃ⲴӔࢢ ˄ ԕл〠 “ Ӕࢢ ” ˅ ᓄҾ _ 2025 _ ᒤ _ 10 _ ᴸ _ 20 _ ᰕ ᡆޜਨ઼䇔䍝ӪҖ䶒਼᜿ⲴަԆᰕᵏ ˈ 䘋㹼 ˄ ⴨ᓄⲴᰕᵏ઼ᰦ䰤〠Ѫ “ Ӕࢢᰕᵏ ” ˅ ; (a) ൘Ӕࢢᰦ ˈ ਇࡦҾл᮷ⲴᶑⅮ 2 ˈ 䇔䍝Ӫᓄԕ䬦㹼⭥≷ᖒᔿሶ・ণਟᗇⲴ䍴 䠁 ᭟ԈࡠޜਨᤷᇊⲴ Helport 䬦㹼䍖ᡧ Ǆ 䘉ӋᖰޜਨⲴ⭥≷ᓄ䱴ᴹ⴨ޣؑ᚟ԕ⺞䇔䇔䍝Ӫ ǃ 䇔 䍝ᛵߥ ǃ 䇔䍝ӪⲴ㔏а⽮Պؑ⭘ԓ⸱઼ൠ൰ Ǆ 2 4928 - 2523 - 4026, v. 8

3 4928 - 2523 - 4026, v. 8 (b) ൘Ӕࢢᰦ ˈ ޜਨᓄੁ䇔䍝Ӫਁ㹼㛑ԭ ˈ ᒦᴤᯠޜਨ㛑ь਽޼ԕ৽᱐䈕ㅹ㛑 ԭᐢੁ䇔䍝Ӫਁ㹼 Ǆ 1 . 3 Demand Registration Right . After the Closing, the Purchaser shall be entitled to a demand registration with respect to the Shares on one occasion and such demand registration right shall terminate on the 6 - month anniversary of the Execution Date . In the event that such demand registration right is exercised, the Company shall prepare, and, as soon as practicable, file with the SEC a registration statement on Form F - 1 or F - 3 under the Securities Act of 1933 (the “ Registration Statement ”) covering the resale of all of the Shares being purchased hereunder . The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable . 3. 㾱≲⌘޼ᵳ࡙ Ǆ ൘Ӕࢢѻਾ ˈ 䇔䍝Ӫᓄᴹᵳ㾱≲ޜਨሩ㛑⾘䘋㹼а⅑⌘޼ ˈ 䈕㾱≲ ⌘޼Ⲵᵳ࡙ᓄҾㆮ㖢ᰕਾ 6 њᴸᰦ㓸→ Ǆ 㤕䈕㾱≲⌘޼ᵳ࡙㻛㹼֯ ˈ ޜਨᓄṩᦞ ǉ 1 933 ᒤ 䇱ࡨ⌅ Ǌ ߶༷ᒦቭᘛੁ㖾ഭ䇱ࡨӔ᱃ငઈՊᨀӔ F - 1 ᡆ F - 3 㺘ṬⲴ⌘޼༠᰾ ˄ ԕлㆰ〠 “ ⌘ ޼༠᰾ ” ˅ ˈ ⏥ⴆᵜॿ䇞亩лᡰ䍝ޘ䜘㛑ԭⲴ䖜୞һᇌ Ǆ ޜਨᓄቭᴰབྷਸ⨶ࣚ࣋ ˈ ׳֯䈕 ⌘޼༠᰾൘ਟ㹼Ⲵᛵߥлቭᘛ㧧ᗇ㖾ഭ䇱ࡨӔ᱃ငઈՊⲴᢩ߶⭏᭸ Ǆ 4. Right of First Refusal . Subject to applicable securities laws, within 365 days after the Closing, the Purchaser shall have the irrevocable right of first refusal to participate in any equity financing (a “Subsequent Financing”) undertaken by the Company, including any public or private offering of equity, equity - linked, or debt securities, on the most favorable terms, conditions, and price provided for any other investors in the Subsequent Financing . The Purchaser shall have the right, but not the obligation, to subscribe for up to $ 2 , 000 , 000 . 00 worth of the securities issued in such Subsequent Financing . 1 . 4 ৲оᵚᶕ㶽䍴Ⲵᵳ࡙ Ǆ ൘䚥ᆸ䘲⭘䇱ࡨ⌅㿴Ⲵࡽᨀл ˈ 㠚Ӕࢢѻᰕ䎧 3 65 ᰕ޵ ˈ 䇔䍝Ӫ ӛᴹнਟ᫔䬰ⲴՈݸ䇔䍝ᵳ ˈ ਟ᤹ਾ㔝㶽䍴ѝੁަԆᣅ䍴㘵ᨀ׋ⲴᴰՈᜐᶑⅮ ǃ ᶑԦ৺ԧ Ṭ ˈ ৲оޜਨ䘋㹼Ⲵԫօ㛑ᵳ㶽䍴 ˄ “ ਾ㔝㶽䍴 ” ˅ ˈ वᤜԫօޜᔰᡆ⿱एⲴ㛑ᵳ ǃ 㛑ᵳᤲ 䫙ᡆ٪࣑䇱ࡨਁ㹼 Ǆ 䇔䍝Ӫᴹᵳ ˄ նᰐѹ࣑ ˅ 䇔䍝䈕ਾ㔝㶽䍴ѝਁ㹼ԧ٬н䎵䗷 2 , 000 , 000 㖾ݳⲴ䇱ࡨ Ǆ 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY 2. ㏽㔗䉵 䱸 䬆㕒㍃ 䇱 The Company represents and warrants to the Purchaser that: ޜਨੁ䇔䍝Ӫ䱸䘠઼؍䇱 ˖ 1. The Company is duly incorporated in the British Virgin Islands and is validly existing in good standing under the laws of the British Virgin Islands . The Company and each of its direct and indirect subsidiaries that have been consolidated with the Company in its audited financial statements for the year ended June 30 , 2024 or any such entity subsequently acquired (each, a “Subsidiary”, and collectively, the “Subsidiaries”) are not in violation of any of the provisions of their respective articles of incorporation, by - laws or other organizational or charter documents, each as amended where applicable (the “ Internal Documents ”) . Each of the Company and Subsidiaries is qualified to transact business as a foreign

4 4928 - 2523 - 4026, v. 8 corporation and is in good standing under the laws of each jurisdiction where the location of its respective properties or the conduct of its respective business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company on a consolidated basis . 1. ޜਨ൘ BV I ׍⌅ᡀ・ᒦ൘ BV I ⌅ᖻлਸ⌅ᆈ൘ᒦᴹ㢟ྭⲴ㓿㩕ᤱ㔝ᙗ Ǆ ޜਨ৺ ⇿ањਸᒦ䘋ަ㓿ᇑ䇑Ⲵ 2024 ᒤ 6 ᴸ 30 ᰕ㔃ᶏⲴ䍒᭯ᒤᓖⲴ䍒࣑ᣕ㺘Ⲵⴤ᧕ᆀޜਨ઼䰤 ᧕ᆀޜਨ ˈ ᡆ㘵ԫօањ䲿ਾ㻛ਸᒦⲴᇎփ ˄ ⇿ањ〠Ѫањ “ ᆀޜਨ ” ˅ ˈ ൷⋑ᴹ䘍৽ᆳ Ԝ਴㠚Ⲵޜਨᡀ・ॿ䇞 ǃ ޜਨㄐ〻ᡆަԆ㓴㓷ᡆㄐ〻㊫᮷Ԧ৺ਟ㜭Ⲵ㓿䗷؞䇒Ⲵ↔㊫᮷Ԧ ˄ 〠Ѫ “ ޵䜘᮷Ԧ ” ˅ ѝⲴԫօᶑⅮ Ǆ ޜਨ৺ަԫօањᆀޜਨ൘ަ⇿њᴹ䍴ӗ઼୶ъ㹼Ѫ Ⲵ㇑䗆४޵䜭ާᴹਸ⌅䍴Ṭ֌Ѫཆഭޜਨ䘋㹼㓿㩕ᒦᴹ㢟ྭⲴ㓿㩕ᤱ㔝ᙗ ˈ 䲔ҶаӋ㇑䗆 ४ ˈ ྲ᷌ޜਨн㜭൘䘉Ӌ४ฏ޵ᴹਸ⌅䍴Ṭ㓿㩕ҏнՊ൘䍒࣑ᣕ㺘ਸᒦⲴส⹰кሩޜਨⲴ ୶ъ㹼Ѫ ǃ 䍴ӗ ǃ 䍏٪ ǃ 㓿㩕㔃᷌ ǃ ᛵߥ ˄ 䍒࣑ᡆަԆ ˅ ǃ 䍒ӗᡆަԆᯩ䶒ӗ⭏䟽བྷн㢟 ᖡ૽ Ǆ 2. Each of the Company and Subsidiaries has all power and authority to conduct its business as presently conducted and as proposed to be conducted as described in the SEC Reports (as defined herein) . The Company has all power and authority to (i) enter into and perform its obligations under this Agreement and (ii) issue, sell and deliver the Shares . The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action . Once executed and delivered, this Agreement will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity) . 3. ޜਨ৺ަ⇿ањᆀޜਨ䜭ᤕᴹޘ䜘Ⲵᵳ઼࣋ᦸᵳԕ䘋㹼ަⴞࡽ↓൘䘋㹼઼䇱Ӕ Պᣕ੺ ˄ 㿱ॿ䇞ѝᇊѹ ˅ ѝ᧿䘠Ⲵሶ䘋㹼Ⲵ୶ъ㹼Ѫ Ǆ ޜਨᤕᴹޘ䜘Ⲵᵳ઼࡙ᦸᵳ ˄ i ˅ ㆮ䇒઼ን㹼ᵜॿ䇞лⲴѹ࣑ ˗ ԕ৺ ˄ ii ˅ ਁ㹼 ǃ 䬰୞઼䘱䗮㛑⾘ Ǆ ᵜॿ䇞Ⲵㆮ㖢઼䙂䘱ԕ ৺㛑⾘Ⲵਁ㹼 ǃ 䬰୞઼䘱䗮䜭ᐢ㓿䗷ᡰᴹᗵ㾱Ⲵޜਨ㹼Ѫਸ⌅ᦸᵳ Ǆ аᰖㆮ㖢ᒦ䘱䗮 ˈ ᵜ ॿ䇞ሶᶴᡀሩҾޜਨᴹ᭸઼ᴹ㓖ᶏ࣋Ⲵᢗ㹼ѹ࣑ ˈ 䲔䶎ਇࡠ䘲⭘Ⲵ⹤ӗ ǃ 䀓ᮓ ǃ 䟽㓴 ǃ ᔦ ᵏگԈᡆަԆⴞࡽᡆѻਾ⭏᭸Ⲵ⴨լⲴ ˈ о٪ᵳӪⲴᵳ࡙⴨ޣᡆՊሩަ䙐ᡀᖡ૽Ⲵ⌅ᖻⲴ 䲀ࡦ ˈ वᤜ઼Ⅺ䇸ᙗ䖜઼〫Ոݸ䖜䇙⴨ޣⲴ⌅㿴઼ަԆ⌅ᖻⲴᖡ૽ ˈ նнवᤜᵜॿ䇞ѝ⋑ ᴹ㺘䘠Ⲵޜਨ᤹➗䇱ࡨ⌅઼ਇࡦҾа㡜ᙗⲴ㺑ᒣ⌅৏ࡉⲴ䲀ࡦ䘋㹼㺕گ઼࠶ᣵⲴѹ࣑Ⲵਟ ᢗ㹼ᙗ ˄ ᰐ䇪䘉аਟᢗ㹼ᙗᱟ൘⌅ᖻᡆ㺑ᒣ⌅Ⲵ〻ᒿл䇘䇪 ˅ Ǆ 4. The Shares will be duly and validly issued, fully paid and non - assessable, and free from all taxes or liens with respect to the issuance thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person . 2 . 3 㛑⾘ሶᱟਸ⌅ᴹ᭸ਁ㹼Ⲵ ǃ 㕤䏣㛑Ⅾᒦн࣐㕤Ⲵ ˈ ф⋑ᴹᡰᴹ઼ਁ㹼ᴹޣⲴ〾 ᭦ᡆ⮉㖞ᵳ ˈ ᒦфнਇࡦҾޜਨⲴ㛑ь઼ / ᡆަԆњӪⲴՈݸ䍝Ҡᵳ ǃ Ոݸ᢯䍝ᵳ઼ / ᡆަ

5 4928 - 2523 - 4026, v. 8 Ԇ⴨լᵳ࡙ Ǆ 2 . 4 No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations . 4. нᆈ൘ԫօ઼ޜਨᡆަ䍒ӗᴹޣⲴ ˈ ᵚߣⲴᡆ൘ޜਨ⸕䚃Ⲵ㤳ത޵ਟ㜭䪸ሩޜ ਨⲴ⌅ᓝᡆ᭯ᓌᵪᶴ ǃ ᵳ࣋ᵪޣᡆѫփᡆԢ㻱ᵪᶴ㹼Ѫ ǃ 䇹䇬 ˈ ਟԕਸ⨶亴ᵏࡠ ˄ i ˅ ሶ Պሩᵜॿ䇞Ⲵᢗ㹼ᡆॿ䇞ѝᤏ䘋㹼ⲴӔ᱃䙐ᡀ䟽བྷн㢟ᖡ૽ ˈ ઼ / ᡆ ˄ ii ˅ ሶՊሩޜਨⲴ㓿 㩕䙐ᡀ䟽བྷн㢟ᖡ૽ Ǆ 5. The Company is not (i) in material violation or material default of any provision of its Internal Documents ; (ii) in default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject ; and/or (iii) in default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable . 5. ޜਨ⋑ᴹ ˄ i ˅ 䘍৽ᡆ䘍㛼ަ޵䜘᮷ԦⲴԫаᶑⅮ ˗˄ ii ˅ 䘍৽ᡆ䘍㛼ԫօޜਨ ൘ަѝ֌ѪаᯩᖃһӪⲴᡆਇࡠ㓖ᶏⲴᡆަ䍒ӗਇࡠ㓖ᶏⲴ٪ࡨ ǃ ਸ਼ ǃ 』䍱ਸ਼ ǃ ؍䇱 ǃ ཱྀ㓖 ǃ ⾘ᦞॿ䇞 ǃ 䍧Ⅾॿ䇞ᡆަԆॿ䇞 ǃ ѹ࣑ ǃ ᶑԦ ǃ ཱྀ㓖ᡆ㶽䍴ᐕާⲴԫօᶑⅮ ˗ ઼ / ᡆ ˄ iii ˅ 䘍৽ᡆ䘍㛼ሩޜਨᡆަԫօ䍒ӗᤕᴹ㇑䗆ᵳⲴ⌅ᓝ ǃ ⴁ㇑ѫփ ǃ ㇑⨶ᵪᶴ ǃ ᭯ᓌѫփ ǃ Ԣ㻱ᵪᶴᡆަԆᵳ࣋ѫփⲴ䘲⭘ҾޜਨⲴⲴԫօ⌅㿴 ǃ ⌅ᖻ ǃ 㿴ࡉ ǃ ᶑֻ ǃ ࡔߣ ǃ ⌅Ԕ Ǆ 6. Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, the Company is not required (i) to register the offer and sale of the Shares to the Purchaser in the manner contemplated herein under the Securities Act, or (ii) to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self - regulatory organization (including The Nasdaq Stock Market LLC) or other person in connection with the execution, delivery and performance of this Agreement, except that, if required by the Nasdaq Listing Rules, the Company will submit a Listing of Additional Shares Notification Form to Nasdaq in connection with the transactions contemplated hereby . 6. ٷ䇮ᵜॿ䇞л᮷䇔䍝ӪⲴ䱸䘠઼؍䇱Ⲵ߶⺞ᙗ ˈ ޜਨн䴰㾱 ˄ i ˅ ൘䇱ࡨ⌅л⌘ ޼ ᤹➗ᵜॿ䇞Ⲵᯩᔿᤏሩ䇔䍝Ӫ䘋㹼Ⲵ㛑⾘䚰㓖઼ࠪ୞ ˈ˄ ii ˅ 㧧ਆԫօ⌅䲒ᡆަԆ㚄䛖 ǃ ᐎ ǃ ൠᯩᡆ㘵ަԆ᭯ᓌᵪᶴ઼㠚⋫ᵪᶴ ˄ वᤜ㓣ᯟ䗮ݻ㛑⾘ᐲ൪ ˅ Ⲵ ˈ ᡆ㘵ԫօоᵜॿ䇞ㆮ㖢 ˈ 䘱䗮઼ን㹼⴨ޣⲴӪ༛Ⲵԫօ਼᜿ ˈ 䉱ݽ ˈ ᦸᵳᡆ㘵ߣ䇞 ˈ 䘱䗮ԫօ䙊⸕ ˈ 䘋㹼ԫօ༷Ṹ ᡆ⌘޼ ˈ 䲔䶎 ˈ ྲ᷌㓣ᯟ䗮ݻкᐲ㿴ࡉ㾱≲ ˈ ޜਨሶੁ㓣ᯟ䗮ݻᨀӔоᵜॿ䇞亩лӔ᱃⴨ ޣ Ⲵ ǉ 仍ཆ㛑⾘кᐲ䙊⸕㺘 ǊǄ 7. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with

6 4928 - 2523 - 4026, v. 8 or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets . Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares . 7. ᵜॿ䇞Ⲵㆮ㖢઼䘱䗮ԕ৺ᤏṩᦞᵜॿ䇞䘋㹼ⲴӔ᱃нՊ઼ԫօ䘲⭘Ҿޜਨᡆަ 䍒ӗᡆ䍴ӗⲴ؍䇱 ǃ ٪ࡨ ǃ 』䍱ਸ਼ᡆަԆਸ਼ᡆ㶽䍴ᐕާ ǃ 䇨ਟ ǃ ⢩䇨ᵳ ǃ 㓿䬰ᵳ ǃ ᢗ➗ ǃ ࡔ ߣ ǃ ⌅Ԕ ǃ ⌅㿴 ǃ ⌅ᖻ ǃ 㿴ࡉᡆᶑֻ⴨ߢケ ˈ ҏнՊ䙐ᡀ઼↔⴨ޣⲴ䘍㓖 ˄ ᰐ䇪ᱟ੖ᗇࡠ䙊⸕ᡆ 㓿 䗷ᰦ䰤᧘〫 ˈ ᡆє㘵ެᴹ ˅ ᡆᕅ䎧ԫօѹ࣑Ⲵ㓸→ ǃ ਆ⎸ᡆ࣐䙏 ˈ ᡆ䙐ᡀ䟽བྷ࡙⳺Ⲵᦏཡ Ǆ ᵜ ॿ 䇞Ⲵㆮ㖢઼䘱䗮ԕ৺ᤏṩᦞᵜॿ䇞䘋㹼ⲴӔ᱃䜭нՊሬ㠤઼㛑⾘⴨ޣⲴᣵ؍ᵳ⳺ Ǆ 8. Securities Compliance and Restricted Shares . All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act . 8. ㅖਸ䇱ࡨ⌅Ⲵ㿴ᇊԕ৺ਇ䲀ࡦ㛑⾘ Ǆ ᡰᴹ㛑⾘൷Ѫṩᦞ䇱ࡨ⌅ޜᐳⲴㅜ 144 ᶑ 㿴ࡉѝᇊѹⲴਇ䲀ࡦ㛑⾘ Ǆ 9. No General Solicitation . Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation D) . 9. ᰐа㡜࣍䈡 Ǆ ޜਨᡆԫօԓ㺘ޜਨⲴњӪ൷⋑ᴹ䟷ਆа㡜࣍䈡ᡆޜՇᒯ੺ ˄ D ᶑֻлᇊѹ ˅ Ⲵᯩᔿ䚰㓖ᡆ䬰୞㛑⾘ Ǆ 10. Certain Fees . Brokers fees, finder’s fees or financial advisory fees or commissions may be payable by the Company with respect to the transactions contemplated by this Agreement . The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement . 11. ⢩ᇊ䍩⭘ Ǆ ޜਨਟ㜭䴰㾱ሩṩᦞᵜॿ䇞ᤏ䘋㹼ⲴӔ᱃᭟Ԉ⴨ޣѝӻ䍩⭘ ǃ ֓䠁 䍩⭘ᡆ㶽䍴亮䰞䍩⭘ᡆᨀᡀ Ǆ ثйЊߎԣઑܧ଒੧ङсޣ߄ҼङѠѾોऀ ͫ ۪ंѕы۪ї੮ѕ ы ؼߎॾਭИݕՃङѠѾঝֺङોऀ৲ݕӟङѠѾফ帶 ͫ ઍ૆ы֮Љ܈ܛુѠ 澞 12. As of their respective dates, all reports and registration statements (the “SEC Reports”) filed or furnished by the Company with the SEC complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading . The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year - end audit adjustments . To

7 4928 - 2523 - 4026, v. 8 the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports as of the date hereof . 11. ޜਨᨀӔᡆᨀ׋㔉䇱ӔՊⲴᡰᴹᣕ੺઼⌘޼༠᰾ ˄ ਸ〠 “ 䇱ӔՊᣕ੺ ” ˅ ˈ ⇿а⅑⭣ᣕ ᰦ ˈ ൘ᡰᴹ䟽བྷᯩ䶒൷䚥ᗚ䇱ࡨ⌅઼㖾ഭ 1934 ᒤ䇱ࡨӔ᱃⌅৺ަ؞䇒Ṹ ˄ “ Ӕ᱃⌅ ” ˅ ԕ৺䇱ӔՊ ൘ ަѝ亱ᐳⲴ㿴ࡉ઼㿴ᇊⲴ㾱≲ ˈ ᒦф൘ᨀӔᰦ ˈ 䇱ӔՊᣕ੺ѝнᆈ൘ሩ䟽བྷһᇎⲴнᇎ䱸䘠 ˈ ҏ⋑ ᴹ䚇┿䟽བྷһᇎᡆᗵ㾱Ⲵؑ᚟ ˈ 䘋㹼䈟ሬ Ǆ 䇱ӔՊᣕ੺ѝᡰवਜ਼Ⲵޜਨ䍒࣑ᣕ㺘 ˈ ൘ᡰᴹ䟽བྷᯩ䶒 ˈ ൷䚥ᗚᡰ䘲⭘ⲴՊ䇑㿴ࡉ㾱≲઼൘ᨀӔᰦ⭏᭸Ⲵ䇱ӔՊⲴ㿴ࡉ઼㿴ᇊ ˈ ᒦфⵏᇎ৽᱐䈕ᆓᓖ޵ ޜ ਨⲴ䍒࣑⣦ߥ ˈ 㓿㩕⣦ߥ઼䈕ᆓᓖ㔃ᶏᰦⲴ⧠䠁⍱ ˈ ն൘ᵚ㓿ᇑ䇑Ⲵ䍒࣑ᣕ㺘Ⲵᛵߥл ˈ ᓄԕ↓ ᑨᒤ ᓖ㔃ᶏᰦⲴ䈳ᮤᮠᦞѪ߶ Ǆ ᦞޜਨᡰ⸕ ˈ ൘ԫօ䇱ӔՊᣕ੺ᨀӔᰦ ˈ нᆈ൘ሩ䇱ӔՊޜਨ䠁㶽 䜘㙼 ઈࠪާⲴ䇴䇪ؑѝ䟽བྷⲴᵚߣⲴ䇴䇪 Ǆ 12. The Company’s Ordinary Shares (other than the Ordinary Shares to be purchased under this Agreement) are registered pursuant to Section 12 (b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “HPAI . ” There is no suit, action, proceeding, or investigation pending or, to the knowledge of the Company, threatened against the Company by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the Ordinary Shares or prohibit or terminate the listing of the Ordinary Shares on the Nasdaq Capital Market . The Company has taken no action that is designed to terminate the registration of the Ordinary Shares under the Exchange Act . 13. ޜਨⲴᲞ䙊㛑᤹➗䇱ࡨ⌅ 12 ˄ b ˅ ᶑ䘋㹼ⲫ䇠 ˈ ᒦф൘㓣ᯟ䗮ݻ䍴ᵜᐲ൪кᐲӔ᱃ ˈ 㛑⾘ԓ⸱Ѫ “HPAI” Ǆ ᦞޜਨᡰ⸕ ˈ нᆈ൘ԫօᵚߣⲴ䇹䇬ᡆ䈳ḕՊ֯㓣ᯟ䗮ݻ䍴ᵜᐲ൪ᡆ㘵䇱Ӕ Պ⌘䬰ޜਨⲴᲞ䙊㛑ᡆ⾱→ᡆ㓸→ޜਨᲞ䙊㛑൘㓣ᯟ䗮ݻкᐲ Ǆ ޜਨᵚ䟷ਆӔ᱃⌅лⲴԫօᰘ൘ 㓸 →Პ䙊㛑⌘޼Ⲵ㹼ࣘ Ǆ 14. The Company is not, and immediately after the Closing, will not be, (i) an “investment company” within the meaning of the Investment Company Act of 1940 , as amended or (ii) a Passive Foreign Investment Company, as defined in Section 1297 (a) of the U . S . Internal Revenue Code . 2 . 13 ޜਨ⧠൘нᱟ ˈ ᒦф൘Ӕࢢѻਾ ˈ нՊᡀѪ ˄ i ˅ 1940 ᒤᣅ䍴ޜਨ⌅Ṹ৺ަ؞↓Ṹᇊѹ лⲴ “ ᣅ䍴ޜਨ ” ᡆ㘵 ˄ 2 ˅ 㖾ഭ〾⌅ި 1297 ˄ a ˅ ᶑлᇊѹⲴ⎸ᶱཆഭᣅ䍴ޜਨ Ǆ 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER 3 䇔䍝 ㋀䉵 䱸 䬆㕒㍃ 䇱 The Purchaser hereby represents and warrants to the Company as follows : 䇔䍝Ӫ൘↔ੁޜਨ䱸䘠઼؍䇱 ˖ 1. Organization . The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of its jurisdiction with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder . 3.1 㓴㓷 Ǆ 䇔䍝ӪѪ൘ަ㇑䗆४޵׍⌅䇮・Ⲵᴹ䲀䍓ԫޜਨ ˈ ᒦᤕᴹᆼᮤⲴᵳ࡙ᡆ ㊫լᵳ઼࣋ᦸᵳԕㆮ㖢઼ን㹼ᵜॿ䇞ѝᤏ䘋㹼ⲴӔ᱃ᡆን㹼ަ൘ᵜॿ䇞ᡆަԆॿ䇞ѝⲴѹ

8 4928 - 2523 - 4026, v. 8 ࣑ Ǆ 3 . 2 Authority . The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being offered to it hereunder . The execution, delivery and performance of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary company actions, and no further consent or authorization of the Purchaser or its members or managers, as the case may be, is required . This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereof . 2. ᦸᵳ Ǆ 䇔䍝Ӫᴹㆮ㖢઼ን㹼ᵜॿ䇞ԕ৺䍝Ҡ׍ᵜॿ䇞ੁަ䬰୞Ⲵ㛑⾘ᡰ䴰Ⲵᵳ ઼࣋ᦸᵳ Ǆ 䇔䍝Ӫሩᵜॿ䇞Ⲵㆮ㖢 ǃ 䘱䗮઼ን㹼઼ᆼᡀ൘↔⭡ᡰᴹᗵ㾱Ⲵޜਨ ǃ ਸՉࡦԱ ъᡆᴹ䲀䍓ԫޜਨ㹼Ѫਸ⌅ᴹ᭸ᦸᵳ ˈ н䴰㾱޽⭡䇔䍝Ӫᡆަ㪓һՊ ǃ 㛑ьՊ ǃ ਸՉӪ ǃ ᡀઈᡆ㓿⨶䘋а↕׍ᛵߥ਼᜿ᡆᦸᵳ Ǆ ᵜॿ䇞ᐢ㻛ਸ⌅ᴹ᭸ᦸᵳ ǃ ㆮ㖢઼ӔԈ㔉䇔䍝Ӫ ˈ ᒦᐢᶴᡀᡆሶ൘ᢗ㹼ᒦӔԈਾᶴᡀ䇔䍝Ӫᴹ᭸઼ާᴹ㓖ᶏ࣋Ⲵѹ࣑ ˈ ਟṩᦞަᶑⅮሩ䇔䍝 Ӫᢗ㹼 Ǆ 3. Purchase Entirely for Own Account . This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same . By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares . 3. ᆼޘѪᵜӪ䍝Ҡ Ǆ ᵜॿ䇞ᱟṩᦞ䇔䍝ӪሩޜਨⲴ䱸䘠о䇔䍝Ӫㆮ䇒Ⲵ Ǆ ṩᦞ䇔 䍝Ӫሩᵜॿ䇞Ⲵㆮ㖢 ˈ 䇔䍝Ӫ൘↔⺞䇔↔㛑⾘ᱟ䇔䍝ӪѪަᵜӪ㘼䶎֌Ѫԓ਽Ӫᡆԓ⨶Ӫ ᡰ䍝Ҡ ˈ ҏ䶎ѪҶሩަԫօ䜘࠶䘋㹼޽䬰୞ᡆ࠶䬰㘼䍝Ҡ ˈ 䇔䍝Ӫⴞࡽ⋑ᴹ᜿മሩ↔㛑⾘ 䘋㹼䬰୞ ǃ 䜘࠶ᦸᵳᡆ࠶䬰 Ǆ ṩᦞ䇔䍝Ӫሩᵜॿ䇞Ⲵㆮ㖢 ˈ 䇔䍝Ӫ䘋а↕⺞䇔䇔䍝Ӫⴞࡽ ⋑ᴹ઼ԫօӪᴹਸ਼ ǃ ؍䇱 ǃ ॿ䇞ᡆᆹᧂԕੁަᡆㅜйᯩ䬰୞ ǃ 䖜䇙ᡆ߶䇨৲оᣅ䍴↔㛑 ⾘ Ǆ 4. Experience of the Purchaser . The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment . 4. 䇔䍝Ӫ㓿傼 Ǆ 䇔䍝Ӫঅ⤜ᡆоަԓ㺘Ӫа䎧 ˈ ᤕᴹ䏣ཏⲴ୶ъ઼䠁㶽⸕䇶 ǃ ༽ ᵲᓖ઼㓿傼ԕ䇴ՠሩ↔㛑⾘ᵚᶕᣅ䍴Ⲵᇎ䍘઼仾䲙 ˈ ᒦᐢ᤹↔ڊࠪ䇴ՠ Ǆ 5. Ability to Bear Risk . The Purchaser understands and agrees that purchase of the Shares is a high - risk investment and the Purchaser is able to afford and bear an investment in a speculative

9 4928 - 2523 - 4026, v. 8 venture having the risks and objectives of the Company, including a risk of total loss of such investment . The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available . The Purchaser represents that it is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment . 5. 仾䲙᢯ᣵ㜭࣋ Ǆ 䇔䍝Ӫ⨶䀓ᒦ਼᜿ሩ↔㛑⾘Ⲵ䍝Ҡᱟާᴹ儈仾䲙Ⲵᣅ䍴 ˈ 䇔䍝 Ӫᴹ㜭࣋᭟Ԉᒦ᢯ᣵ൘ާᴹᵜޜਨ仾䲙઼ⴞḷⲴᣅᵪᙗԱъѝⲴᣅ䍴 ˈ वᤜ䈕ᣅ䍴ᆼޘᦏ ཡⲴ仾䲙 Ǆ 䇔䍝Ӫᗵ享ᰐ䲀ᵏൠ᢯ᣵ൘ᵜ㛑⾘ѝᣅ䍴Ⲵ⴨ᖃⲴ㓿⍾仾䲙 ˈ ഐѪ䲔䶎ѻਾᵜ 㛑⾘᤹➗䇱ࡨ⌅Ṹᡆᐎ䇱ࡨ⌅䘋㹼⌘޼ᡆ䘲⭘Ҿ䘉Ӌ⌘޼⴨ޣⲴ䉱ݽᶑⅮᆈ൘ ˈ 㛑⾘ᰐ⌅ 㻛䬰୞ ǃ ᣥᣬᡆԕަԆᖒᔿ༴㖞 Ǆ 䇔䍝Ӫ㺘⽪ᴹ㜭࣋᢯ᣵҾ↔㛑⾘ѝⲴᣅ䍴ᒦᴹ㜭࣋䍏ᣵ ↔ᣅ䍴Ⲵᆼޘᦏཡ Ǆ 6. Disclosure of Information . The Purchaser has been given access to full and complete information regarding the Company and has utilized such access to the Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested . In particular, the Purchaser : (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement ; and (ii) has been given a reasonable opportunity to review such documents as the Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied . The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment . 6. ؑ᚟ᣛ䵢 Ǆ 䇔䍝Ӫᐢ㧧ਆޣҾޜਨޘ䜘઼ᆼᮤⲴؑ᚟⑐䚃 ˈ фᐢԕ䇔䍝Ӫਟਸ ⨶㾱≲㧧ਆޣҾޜਨⲴ䘉Ӌؑ᚟ѪⴞⲴ㘼֯⭘Ҷ䈕⑐䚃 Ǆ ⢩࡛Ⲵ ˈ 䇔䍝Ӫ ˖ ˄ i ˅ ᐢ᭦ࡠ ᒦᆼᮤ䰵䈫઼䇴ՠҶᵜॿ䇞ѝⲴᡰᴹᣛ䵢 ˗ ᒦ ˄ ii ˅ ᗇࡠਸ⨶ⲴᵪՊԕᇑ䰵䇔䍝Ӫ㾱≲Ⲵ ᮷Ԧᒦ䈒䰞ޣҾ㛑⾘ᶑⅮ઼ᶑԦԕ৺ޜਨⲴ㓿㩕઼һ࣑⴨ޣⲴ䰞仈 ˈ 䇔䍝ӪᐢӾޜਨԓ㺘 ༴ᗇࡠҶ䘉Ӌ䰞仈Ⲵ䀓ㆄ ˈ ҏᗇࡠਸ⨶ⲴᵪՊ㧧ਆਸ⨶ᆈ൘ⲴޣҾޜਨ㓿㩕Ⲵ仍ཆؑ᚟ Ǆ 䇔䍝ӪᗇࡠⲴ䘉Ӌ仍ཆؑ᚟䏣ԕ֯ަሩ↔ᣅ䍴Ⲵᙗ䍘઼ᗇࡠⲴؑ᚟Ⲵ߶⺞ᙗ䘋㹼䘋а↕Ⲵ ⨶䀓 Ǆ 䇔䍝Ӫ㺘⽪ަᐢ㓿㧧ᗇҶަ䇔Ѫо↔ᣅ䍴ߣᇊᴹ䟽བྷ㚄㌫ⲴᡰᴹһᇌᴹޣⲴ䏣ཏؑ ᚟ Ǆ 7. No other documents . In evaluating the suitability of an investment in the Shares, the Purchaser has not relied upon any representation or other information (oral or written) other than the SEC Reports or as stated in this Agreement . 7. ᰐަԆ᮷Ԧ Ǆ ൘䇴ՠሩޜਨᣅ䍴Ⲵਸ䘲ᙗᰦ ˈ 䲔Ҷ䇱ӔՊᣕ੺ ˈ 䇔䍝Ӫᒦᵚ׍ 䎆Ҿ↔ॿ䇞ѝ䱸䘠ѻཆⲴަԆԫօਓཤᡆҖ䶒䱸䘠ᡆؑ᚟ Ǆ 8. Use of Purchase Price . The Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of such use .

10 4928 - 2523 - 4026, v. 8 8. 䍝ҠԧṬⲴ֯⭘ Ǆ 䇔䍝Ӫ⨶䀓 ǃ ᢯䇔ᒦ਼᜿ޜਨ㇑⨶ቲᤕᴹ֯⭘䍝ҠԧṬⲴ֯ ⭘ᯩᔿ઼㣡䬰ᰦ䰤Ⲵঅ⤜઼㔍ሩࡔᯝᵳ Ǆ 9. Restricted Securities . The Purchaser understands that the Shares have not been registered under the Securities Act . The transaction contemplated herein is by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein . The Purchaser understands that the Shares are “restricted securities” under applicable U . S . federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available . The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, except as provided in Section 1 . 3 hereof . The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company that are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy . 9. ਇ䲀ࡦ䇱ࡨ Ǆ 䇔䍝Ӫ⨶䀓↔㛑⾘ⴞࡽ⋑ᴹ׍ᦞ䇱ࡨ⌅Ṹ䘋㹼⌘޼ ˈ ަ৏ഐᱟ䇱 ࡨ ⌅ṸѝⲴаᶑ⢩ᇊ䉱ݽᶑⅮ Ǆ ↔⢩ᇊ䉱ݽᶑⅮਆߣҾ䇔䍝Ӫ൘↔ॿ䇞㺘⽪Ⲵᣅ䍴᜿ᝯⲴⵏᇎ ᙗ઼ަ䱸䘠Ⲵ߶⺞ᙗ ˈ ԕ৺ަԆഐ㍐ Ǆ 䇔䍝Ӫ⨶䀓↔㛑⾘ᱟ䘲⭘Ⲵ㖾ഭ㚄䛖઼ᐎ䇱ࡨ⌅лⲴ “ ਇ䲀ࡦ䇱ࡨ ” ˈ фṩᦞ䘉Ӌ⌅ᖻ ˈ 䇔䍝Ӫᗵ享ᰐ䲀ᵏൠᤱᴹ㛑⾘ⴤࡠ↔㛑⾘ੁ㖾ഭ䇱ࡨӔ᱃င ઈՊ⌘޼ᒦᗇࡠᐎᵳ࣋ᵪޣⲴ䇔ਟ ˈ ᡆ⴨ޣⲴ⌘޼઼ᇑṨ㾱≲ѝᴹ䉱ݽᶑⅮᆈ൘ Ǆ 䲔ᵜॿ 䇞 ㅜ 1.3 ⅮⲴ㿴ᇊཆ ˈ 䇔䍝Ӫ᢯䇔ޜਨ⋑ᴹሩ㛑⾘䘋㹼⌘޼ᡆ䙊䗷ᇑṨⲴѹ࣑ Ǆ 䇔䍝Ӫ䘋а ↕ ᢯䇔ྲ᷌⴨ޣⲴ⌘޼઼ᇑṨ㾱≲ѝᴹ䉱ݽᶑⅮᆈ൘ ˈ 䘉Ӌ䉱ݽᶑⅮሶԕཊ亩㾱≲Ѫࡽᨀ ˈ व ᤜնн䲀Ҿ ˈ 䬰୞ᰦ䰤઼ᯩᔿ ǃ 㛑⾘Ⲵᤱᴹᵏ઼оޜਨᴹޣնнਇ䇔䍝Ӫ᧗ࡦⲴ㾱≲ ˈ ޜ ਨ ⋑ᴹѹ࣑фਟ㜭ᰐ⌅┑䏣䘉Ӌ㾱≲ Ǆ 10. No General Solicitation . The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement . 10. ᰐа㡜࣍䈡 Ǆ 䇔䍝Ӫ䍝Ҡ↔㛑⾘ᒦнᱟഐѪԫօ൘ԫօᣕ㓨 ǃ ᵲᘇᡆަԆჂփ кਁ㺘Ⲵᡆ൘⭥㿶ᡆᒯ᫝к᫝᭮Ⲵᡆ൘ԫօՊ䇞к䱸䘠Ⲵᒯ੺ ǃ ᮷ㄐ ǃ 䙊⸕ᡆަԆޣҾ↔㛑 ⾘Ⲵؑ᚟ᡆަԆа㡜࣍䈡ᡆа㡜ᒯ੺ Ǆ 11. Residence . The Purchaser is presently a bona fide resident of the country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are the Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) . 3.11 ትտൠ Ǆ 䇔䍝Ӫᱟㆮᆇ亥кᡰປⲴഭᇦⲴⵏᇎት≁ ˈ фⴞࡽ⋑ᴹᡀѪަԆԫօ

11 4928 - 2523 - 4026, v. 8 ᐎ ǃ ഭᇦᡆ㇑䗆४ት≁Ⲵ᜿ᝯ ˈ ਖཆㆮᆇ亥кⲴൠ൰઼⽮؍ਧᡆњփ㓣〾Ӫ䇶࡛ਧ ˄ ᡆަ Ԇ䘲⭘ਧ⸱ ˅ ᱟ䇔䍝ӪⲴⵏᇎњӪᡆ୶ъൠ൰઼⽮؍ਧᡆњփ㓣〾Ӫ䇶࡛ਧ ˄ ᡆަԆ䘲⭘ ਧ⸱ ˅ ᡆަ䳷ѫ䇶࡛ਧ / ޜਨ㓣〾Ӫ䇶࡛ਧ ˄ ᡆަԆ䘲⭘ਧ⸱ ˅ Ǆ 3 . 12 The Purchaser has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, or that the Shares are registered under the Securities Act and in compliance with the other requirements of applicable laws, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Purchaser is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, or that the Shares are registered under the Securities Act, and it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted . 12. 䇔䍝ӪᐢᗇࡠޣҾ↔㛑⾘ⲴӔ᱃䲀ࡦԕ৺֯⭘Ⲵ䇱ࡨ⌅㿴ᇊⲴ޽䬰୞䲀ࡦⲴ⤜・ᔪ 䇞 ˈ ⺞䇔ޜਨᡆޜਨԓ㺘⋑ᴹሩަ֌ࠪо↔⴨ޣⲴ䱸䘠 ˈ ᢯䇔ޣҾ↔ᣅ䍴Ⲵ仾䲙ԕ৺ަਟ 㜭ᰐ⌅൘֯⭘Ⲵ䲀ࡦᵏ㔃ᶏ઼┑䏣ަԆ䘲⭘⌅ᖻⲴ㾱≲ѻࡽሩ↔㛑⾘䘋㹼޽䬰୞ ˈ 䲔䶎൘ 䘲⭘Ⲵ䇱ࡨ・⌅઼ⴁ㇑᭯ㆆѝᴹ䉱ݽᶑⅮ ˈ ᡆ㘵↔㛑⾘׍ᦞ䇱ࡨ⌅Ṹ㻛⌘޼ ˈ ᢯䇔䇔䍝Ӫ ˄ ᡆަԆо䇔䍝Ӫㆮ䇒⴨ޣਸ਼ⲴӪ ˅ অ⤜ሩҶ䀓䘉ӋӔ᱃䲀ࡦঅ⤜䍏䍓 ˈ 䇔䍝Ӫሩ䚥ᆸ ⴨ޣ޽䬰୞䲀ࡦঅ⤜䍏䍓 ˄ ޜਨнԕԫօᯩᔿሩ↔䍏䍓 ˅ ˈ 䇔䍝Ӫ⸕ᲃަਟ㜭ᰐ⌅ሩ↔㛑 ⾘䘋㹼޽䬰୞ ˈ 䲔䶎䘲⭘Ⲵ䇱ࡨ⌅ᴹᴹ䲀Ⲵ䉱ݽᶑⅮ ˈ ᡆ㘵↔㛑⾘׍ᦞ䇱ࡨ⌅Ṹ㻛⌘޼ ˈ фަ਼᜿ԫօ↔㛑⾘Ⲵ㛑⾘䇱Җкਟ㜭ᑖᴹ㺘᰾↔䇱ࡨ޽䬰୞䲀ࡦⲴӔ᱃䲀ࡦ䈤᰾ Ǆ 13. The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development ; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms ; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser . 14. ޜਨਟ㜭൘ሶᶕѪҶਁኅޜਨъ઼࣑Ѫަ↓൘䘋㹼Ⲵਁኅᨀ׋䍴䠁㘼䘋㹼仍ཆ㶽䍴 ˈ वᤜ亩ⴞ㶽䍴 ˗ н؍䇱䘉ṧⲴ㶽䍴ᡆ亩ⴞ㶽䍴ሶՊᆈ൘ ˈ ྲ᷌ᆈ൘ ˈ Պᴹਸ⨶ⲴᶑⅮ ˗ ྲ ᰐ⌅䙊䗷٪ࡨᡆ㛑⾘㶽䍴ᡆޡ਼ᣅ䍴Ⲵᯩᔿ㧧ᗇ䏣ཏⲴ仍ཆ䍴䠁 ˈ ሶՊ࿘⺽ޜਨъ࣑Ⲵᤱ 㔝ਁኅ ˈ ਖཆԫօ䘉ṧⲴᵚᶕ㶽䍴ਟ㜭Պሩ⧠൘Ⲵ䇱ࡨᡰᴹ㘵ӗ⭏〰䟺᭸ᓄ ˈ वᤜ䇔䍝 Ӫ Ǆ 15. The Purchaser is solely responsible (and the Company is not responsible in any way) for compliance with all applicable hold periods and resale restrictions under which the Shares are subject .

12 4928 - 2523 - 4026, v. 8 14. 䇔䍝Ӫሩ䚥ᆸᡰᴹ↔㛑⾘ਇࡦҾⲴ䘲⭘Ⲵᤱᴹᵏ઼޽䬰୞䲀ࡦ⤜・䍏䍓 ˄ ޜਨнԕԫ օᯩᔿሩ↔䍏䍓 ˅ Ǆ 15. The Purchaser understands that the purchase of the Shares is a highly speculative investment and that an investment in the Shares is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Shares . 15. 䇔䍝Ӫ⨶䀓䍝Ҡ↔㛑⾘ᱟާᴹᖸ儈ᣅᵪᙗⲴᣅ䍴 ˈ ሩ↔㛑⾘Ⲵᣅ䍴ਚ䘲ਸҾ༽ᵲⲴᣅ 䍴㘵 ˈ ф㾱≲ᣅ䍴㘵ާᴹ᧕ਇཡ৫ޘ䜘ᡆࠐѾޘ䜘ᣅ䍴 ǃ ൘ᵜޜਨѝᣅ䍴Ⲵ仾䲙઼⍱ࣘᙗ 㕪ѿⲴ㓿⍾㜭઼࣋᜿ᝯ Ǆ 16. Confidential Information . The Purchaser agrees that the Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of the Purchaser or his or its employees or representatives ; (ii) becomes part of the public domain other than by a breach of this Agreement ; (iii) becomes known by the action of a third party not in breach of a duty of confidence ; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction ; provided, however, that the Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of the Purchaser in connection with the Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of the Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this section . 16. ؍ᇶؑ᚟ Ǆ 䇔䍝Ӫ਼᜿䇔䍝Ӫ઼ަ䳷ઈ ǃ ԓ⨶ ǃ ԓ㺘ሶሩӾޜਨṩᦞ↔ॿ䇞ᨀ׋Ⲵ䍒 ࣑ᣕ㺘 ǃ ᣕ੺઼ަԆᶀᯉѝᗇࡠⲴ؍ᇶؑ᚟䘋㹼؍ᇶ ˈ фнՊᣛ䵢 ǃ ⋴䵢઼֯⭘䘉Ӌؑ᚟ ˄ 䲔䶎 ᱟѪҶ䐏䑚ަ൘ޜਨѝⲴᣅ䍴 ˅ ˈ 䲔䶎䘉Ӌؑ᚟ᱟ ˖ ˄ i ˅ ൘ᵚഐѪ䇔䍝Ӫ৺ަ䳷ઈ䗷䭉Ⲵᛵߥл ѪབྷՇᡰ⸕ᲃ ˗ ˄ ii ˅ ൘нᱟഐ䘍㛼↔ॿᇊⲴᛵߥлᡀѪޜޡ亶ฏⲴа䜘࠶ ˗ ˄ iii ˅ ൘нᱟഐѪㅜ йᯩ䘍㛼؍ᇶ䍓ԫ䘋㹼Ⲵ㹼ѪⲴᛵߥлѪӪᡰ⸕ ˗ ᡆ ˄ iv ˅ ഐㅜйᯩ൘䘲⭘㇑䗆४Ⲵ䘲⭘⌅ᖻ ǃ ᭯ᓌߣ䇞 ǃ ᡆ⌅ᓝߣᇊⲴ㾱≲л㘼㻛ᣛ䵢 ˗ նᱟ ˈ 䇔䍝Ӫਟԕ ˄ i ˅ ੁަᖻᐸ ǃ Պ䇑ᐸ઼ަԆ઼ሩ ᵜޜਨᣅ䍴⴨ޣⲴуъӪઈ ˈ ˄ ii ˅ ੁԫօਟ㜭Ⲵ᭦ࡠݱ䇨Ⲵ↔䇱ࡨⲴӔ᱃ᯩ ˈ ᡆ ˄ iii ˅ ੁ䇔䍝Ӫ Ⲵа㡜ਸՉӪᡆ䱴኎ѫփᣛ䵢䘉Ӌؑ᚟ ˈ ਚ㾱ਟ㜭ⲴӔ᱃ᯩ਼᜿ਇࡠᵜᶑⅮⲴ䲀ࡦ Ǆ 17. Regulation S Exemption . The Purchaser acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U . S . Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and federal securities laws . The Purchaser

13 4928 - 2523 - 4026, v. 8 understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares . In this regard, the Purchaser represents, warrants and agrees that : 3.17 S ᶑֻ䉱ݽᶑⅮ Ǆ 䇔䍝Ӫ⺞䇔ф਼᜿ 㛑⾘ ᵚṩᦞ䇱ࡨ⌅ᡆ㖾ഭԫօᐎ “ 㬍ཙ ” 䇱ࡨ⌅⌘ ޼ ˈ фӵ൘䇱ࡨ⌅ᇊѹѝⲴ䶎ޜՇ䚰㓖Ӕ᱃ѝ䘋㹼䚰㓖 ˈ ф ˈ 䲔䶎䘋㹼䈕ㅹ⌘޼ ˈ нᗇ൘㖾 ഭຳ޵ᡆੁ㖾ഭӪ༛ ˄ 㿱ॿ䇞ѝᇊѹ ˅ ࠪ୞ ˈ նᱟṩᦞ䇱ࡨ⌅лᴹ᭸⌘޼༠᰾Ⲵ ǃ ᡆṩᦞ䇱 ࡨ⌅ѝਟ⭘䉱ݽⲴ ǃ ᡆнਇ䇱ࡨ⌅⌘޼㿴ᇊⲴӔ᱃Ⲵ ˈ ф൘к䘠਴⿽ᛵߥл൷ㅖਸ⴨ޣᐎ৺ 㚄䛖䇱ࡨ⌅Ⲵᛵߥ䲔ཆ Ǆ 䇔䍝Ӫ⨶䀓 ˈ ሶ㾱ੁަᨀ׋ᒦࠪ୞Ⲵ 㛑⾘ ׍䎆Ҿ㖾ഭ㚄䛖઼ᐎ䇱ࡨ ⌅ѝ S ᶑֻ㿴ᇊⲴ⌘޼㾱≲Ⲵ䉱ݽ Ǆ ޜਨሶ׍䎆Ҿ䇔䍝Ӫ൘ॿ䇞䟼Ⲵ䱸䘠 ǃ ؍䇱 ǃ ਸ᜿ ǃ ⺞ 䇔઼⨶䀓Ⲵⵏᇎᙗ઼߶⺞ᙗѪк䘠⭘䙄оⴞⲴߣᇊ䉱ݽᶑⅮ൘ަѝⲴ䘲⭘ᙗ઼䇔䍝Ӫ㧧ᗇ 㛑 ⾘ Ⲵ䘲ᖃᙗ Ǆ ቡ䘉⛩㘼䀰 ˈ 䇔䍝Ӫ䱸䘠 ˈ ؍䇱ᒦ਼᜿ ˖ (i) The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “ U.S. Person ” means any one of the following: (i) 䇔䍝Ӫ䶎㖾ഭӪ༛ ˈ ҏ䶎ޜਨⲴޣ㚄Ӫ༛ ˄ ṩᦞ䇱ࡨ⌅ 501 ˄ b ˅ ᶑⅮⲴᇊѹ ˅ˈ ф䇔 䍝Ӫ䍝ҠⲴ 㛑⾘ нѪ㖾ഭӪ༛ⲴⴞⲴᡆ࡙⳺ Ǆ “ 䖤 ഭ ㋀㛎 ” ᇊѹѪлࡇѝⲴԫ᜿а⿽ ˖ (A) any natural person resident in the United States of America; (A) ԫօ൘㖾ഭⲴ㠚❦Ӫት≁ ˗ any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America; (B) สҾ㖾ഭ⌅ᖻ㓴㓷ᡆ䇮・ⲴԫօਸՉԱъ ǃ ᴹ䲀䍓ԫޜ ਨ ǃ ޜਨᡆ㘵ަԆᇎփ ˗ (B) (C) any estate of which any executor or administrator is a U.S. Person; (C) ԕ㖾ഭӪ༛Ѫᢗ㹼Ӫᡆ㇑⨶ӪⲴԫօ䍒ӗ ˗ any trust of which any trustee is a U.S. Person; (D) ਇᢈӪᱟ㖾ഭӪ༛Ⲵԫօؑᢈ ˗ any agency or branch of a foreign entity located in the United States of America; (E) ԫօսҾ㖾ഭⲴཆഭᵪᶴⲴԓ⨶Ӫᡆ࠶᭟ ˗ (D) (E)

14 4928 - 2523 - 4026, v. 8 (F) any non - discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (F ) ԫօ㓿㓚ӪᡆަԆਇᢈӪᤕᴹⲴ ˈ Ѫ㖾ഭӪ༛Ⲵ࡙⳺ᡰ䇮 Ⲵ䶎ޘᵳҠআ䍖ᡧᡆ㊫լ䍖ᡧ ˄ 䲔䍒ӗᡆؑᢈ ˅˗ (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and (G ) ԫօ㓿㓚ӪᡆަԆਇᢈӪ䇮・ ǃ 㓴ᡀⲴᡆ ˄ ྲ᷌ᱟњӪ ˅ ት≁ᤕᴹⲴޘᵳҠআ䍖ᡧᡆ㊫լ䍖ᡧ ˄ 䲔Ҷ䍒ӗᡆؑᢈ ˅˗ (H) any partnership, company, corporation or other entity if: (H ) ԫօਸՉԱъ ˈ 㓴㓷 ǃ ޜਨᡆަԆᇎփ ˈ ྲ᷌ަ ˖ (1) organized or incorporated under the laws of any foreign jurisdiction; and (1) สҾԫօཆഭ㇑䗆ൠⲴ⌅ᖻ䇮・ᡆ㓴ᡀ ˗ ઼ formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors ( as defined in Rule 501(a ) under the Securities Act) who are not natural persons, estates or trusts. (2) ⭡㖾ഭӪ༛ԕ䇱ࡨ⌅ѝᣅ䍴ᵚ⌘޼Ⲵ䇱ࡨѪѫ 㾱 ⴞⲴ ˈ 䲔䶎ᱟ⭡䶎㠚❦Ӫ ˈ 䍒ӗᡆؑᢈⲴᇎփⲴ ਸ 䍴Ṭᣅ䍴㘵 ˄ ṩᦞ䇱ࡨ⌅ㅜ 501 ˄ a ˅ ᶑⅮ ˅ 䇮・ ᡆ 㓴ᡀᡆᤕᴹ Ǆ (2) (ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States . (ii) ൘↔ॿ䇞ᔰ࿻⋏䙊઼ㆮ㖢ᰕ઼ॿ䇞ⲴӔԈᰕᰦ ˈ 䇔䍝Ӫ൘㖾ഭຳཆ Ǆ (iii) The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise . The Purchaser does not have any such intention . (iii) 䇔䍝ӪҶ䀓 ˈ ቭ㇑֌ࠪ⴨ޣ䱸䘠 ˈ նྲ᷌䇔䍝Ӫ䇔䍝ӵ᜿മѪ൘ᵚᶕаᇊᵏ䰤޵ᤱᴹ 㛑⾘ ǃ ᡆѪᐲ൪к⏘ ǃ ᡆѪ൘ᐲ൪ᵚк⏘Ⲵᛵߥлࠪ୞ ˈ ࡉ䉱ݽⲴ׍ᦞਟ㜭нᆈ൘ Ǆ 䇔䍝 Ӫ⋑ᴹк䘠᜿മ Ǆ

15 4928 - 2523 - 4026, v. 8 (iv) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending six months after such date (the “ Restricted Period ”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U . S . Person for the account or for the benefit of a U . S . Person, unless such Shares have been registered for resale pursuant to the Securities Act, or otherwise in a manner that is not in compliance with Regulation S . (iv) 䇔䍝ӪнՊ൘㠚ਁ㹼㛑⾘ᰕࡠަਾ 6 њᴸᵏ䰤޵ ˄ “ ਇ䲀ࡦᵏ䲀 ” ˅ ޵ ˈ ൘㖾ഭ䘋㹼 㛑 ⾘ Ⲵ䚰㓖 ǃ ࠪ୞ ǃ 䍘ᣬᡆਖཆ䖜䇙 ˈ ᡆѪ㖾ഭӪ༛࡙⳺ᡆⴞⲴੁަ䖜䇙 ˄ 䲔䶎㛑⾘Ⲵ䖜䇙 ᐢ൘䇱ࡨ⌅л⌘޼ ˅ ˈ ᡆԕԫօަԆн䚥ᆸ S ᶑֻⲴᯩᔿ䘋㹼䚰㓖 ǃ ࠪ୞ ǃ 䍘ᣬᡆਖཆ䖜 䇙 Ǆ (v) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws . (vi) 䇔䍝Ӫሶ൘ਇ䲀ࡦᵏ䲀ቺ┑ਾ ˈ ṩᦞ䇱ࡨ⌅ѝⲴ⌘޼㿴ᇊᡆ㘵䘲⭘䉱ݽᶑⅮ ˈ ᒦ׍➗ 䘲⭘Ⲵᐎ઼ཆഭ䇱ࡨ⌅䚰㓖 ǃ ࠪ୞ ǃ 䍘ᣬᡆ㘵䖜䇙 㛑⾘ Ǆ (vii) The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap . (viii) ൘ਇ䲀ࡦᵏ䲀ቺ┑ࡽ ˈ 䇔䍝Ӫᵚ൘㖾ഭ৲оԫօ 㛑⾘ Ⲵআオᡆ㘵ԫօޣҾ㛑⾘Ⲵሩ ߢ Ӕ᱃ ˈ वᤜնн䲀Ҿ ˈ ԫօⴻ⏘ ǃ ⴻ䏼ᡆަԆᵏᵳӔ᱃ ˈ ᵏᵳࠪ୞ᡆ㛑ᵳӂᦒ Ǆ (ix) Neither the Purchaser nor or any person acting on his or her behalf has engaged, nor will engage, in any directed selling efforts to a U . S . Person with respect to the Shares and the Purchaser and any person acting on his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act . (x) 䇔䍝Ӫᡆԫօ֌Ѫަԓ㺘ⲴӪ༛н㜭ᐢ৲оᡆሶ৲оԫօⴤ᧕ሶ㛑⾘ࠪ୞㔉㖾ഭӪ༛ Ⲵ㹼Ѫ ˈ ф䇔䍝Ӫ઼ԫօ֌Ѫަԓ㺘ⲴӪ༛ᐢ䚥ᆸᒦሶ䚥ᆸ䇱ࡨ⌅ѝ S ᶑֻⲴ “ 䚰㓖䲀ࡦ ” 㾱≲ Ǆ (xi) The transactions contemplated by this Agreement have not been pre - arranged with a buyer located in the United States or with a U . S . Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act . (xii) ᵜॿ䇞䇑ࡂⲴӔ᱃ᵚо൘㖾ഭຳ޵ⲴҠᇦ൘ᡆо㖾ഭӪ༛亴ݸᆹᧂ ˈ ҏ䶎㿴䚯䇱ࡨ⌅ ⌘޼㾱≲䇑ࡂᡆᯩṸѝⲴа䜘࠶ Ǆ (xiii) Neither the Purchaser nor any person acting on his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares . The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the

16 4928 - 2523 - 4026, v. 8 Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U . S . or its territories, and only in compliance with any local applicable securities laws . (ix) 䇔䍝Ӫᡆԫօ֌Ѫަԓ㺘ⲴӪ༛ᵚ䘋㹼ᡆ䟷ਆሩҾ 㛑⾘ ਟ㻛ਸ⨶亴䇑ᖡ૽㖾ഭⲴᐲ൪ ᛵߥ ǃ ަ亶ൠ઼䍒ӗⲴ㹼Ѫ Ǆ 䇔䍝Ӫ਼᜿н֯ԫօޣҾ 㛑⾘ Ⲵᒯ੺ࠪ⧠൘ᣕ㓨ᡆ㘵ᵏ࠺ᡆ 㘵൘ԫօޜޡ൪ᡰᕐ䍤 ˈ нਁ㹼ԫօޣҾ㛑⾘Ⲵ䙊⸕ ˈ 䲔䶎ᒯ੺वਜ਼䇱ࡨ⌅ S ᶑֻѝⲴ䱸 䘠 ˈ ᒦфսҾ⿫የфн൘㖾ഭᡆަ亶൏ ˈ ᒦф㾱䚥ᗚԫօᖃൠਟ䘲⭘Ⲵ䇱ࡨ⌅ Ǆ (x) The Purchaser has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A . (x) 䇔䍝ӪᐢԄ㓶ᇑ䰵઼ᆼᡀ 䱴ᖅ A ѝⲴᣅ䍴Ӫ䰞ধ䈳ḕ . 3 . 18 No Advertisements or Direct Selling Effort . The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting . The Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares ; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein . 18. ⾱→ᒯ੺ᡆⴤ᧕ࠪ୞ Ǆ 䇔䍝Ӫ⋑ᴹ⭡Ҿᡆ㔗ᒯ੺ ǃ ᮷Ԧ ǃ 䙊⸕ᡆަԆ൘ԫօᣕ㓨 ǃ ᵲ ᘇ ˈ ᡆԫօ㊫լჂփᡆ⭥㿶᭦丣ᵪ䖜᫝ᡆӂ㚄㖁ᡆ൘ԫօ⹄䇘ՊᡆՊ䇞ⲴަԆࠪ⡸Ր᫝ѻ ਾ䇔䍝㛑⾘ Ǆ 䇔䍝Ӫ᭦䍝㛑⾘ᒦ䶎สҾ ˈ фަ㠚䓛н৲о ˈ ԫօ൘㖾ഭຳ޵ޣҾ㛑⾘ “ ⴤ ᧕ࠪ୞ ” ˄ 㿱 S ᶑֻѝᇊѹ ˅ ˈ वᤜѪ 㛑⾘ 䖜୞㘼䘋㹼Ⲵਟ㻛ਸ⨶亴䇑ᖡ૽㖾ഭⲴᐲ൪ᛵߥ 㹼Ѫ ˗ նᶑԦᱟ ˈ 䇔䍝Ӫਟԕ䙊䗷䇱ࡨ⌅৺⴨ޣᐎ䇱ࡨ⌅лⲴ 㛑⾘ ⌘޼ᡆሩҾ⌘޼㿴ᇊⲴ 䉱ݽᡆᵜॿ䇞ѝਖཆᡰ֌㿴ᇊሩ㛑⾘䘋㹼ࠪ୞ᡆਖཆ༴㖞 Ǆ 19. Economic Considerations . The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment . The Purchaser has relied solely on his or her own advisors . 19. 㓿⍾ഐ㍐ Ǆ 䇔䍝Ӫн㜭׍䎆Ҿޜਨᡆަޣ㚄ᡆԓ⨶ޣҾ↔ᣅ䍴ѝवᤜⲴ㓿⍾ഐ㍐ Ǆ 䇔 䍝Ӫӵ׍䎆Ҿަ亮䰞 Ǆ 20. Compliance with Laws . Any resale of the Shares during the “distribution compliance period” as defined in Rule 902 (f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S . Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction . The Purchaser will not offer to sell or sell the Shares in any

17 4928 - 2523 - 4026, v. 8 jurisdiction unless the Purchaser obtains all required consents, if any. 3 . 20 䚥ᆸ⌅ᖻ Ǆ ԫօṩᦞ S ᶑֻл 902 ˄ f ˅ ᶑⅮ൘ “ ਁ㹼ਸ㿴ᵏ ” ޵ 㛑⾘ Ⲵ䖜୞ᗵ享ӵ൘䚥 ᗚ S ᶑֻл⌘޼䉱ݽᶑⅮⲴᛵߥ䘋㹼 Ǆ 㘼ф ˈ ԫօ↔㊫൘䶎㖾ഭ㇑䗆ൠⲴࠪ୞㾱䚥ᗚ㇑䗆 ൠⲴ⌅ᖻ Ǆ 䇔䍝Ӫн㜭൘ԫօ㇑䗆ൠਁࠪࠪ୞ᡆ㘵ࠪ୞㛑⾘Ⲵ䚰㓖 ˈ 䲔䶎䇔䍝Ӫ㧧ᗇᡰᴹ 㾱≲Ⲵ਼᜿ ˄ 㤕ᴹ ˅ Ǆ 4 LEGENDS, ETC. 4.1 Legends . Each certificate representing the Shares, if any, shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws : 1. ḷᘇ Ǆ ԫօ㺘⧠ 㛑⾘ Ⲵ䇱᰾ᓄवਜ਼ԕл޵ᇩⲴḷᘇ㛼Җ ˈ 䱴࣐䘲⭘㚄䛖ᡆᐎ䇱ࡨ⌅㾱 ≲वਜ਼Ⲵḷᘇ ˖ “THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U . S . PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT . ” “ 䈕䇱ࡨӵੁ䶎㖾ഭӪ༛ ˄ ާփᇊѹ䈧৲㿱㖾ഭ 1933 ᒤ䇱ࡨ⌅ ˄ “ 䇱ࡨ⌅ ” ˅ ৺ަ؞↓Ṹ ˅ ᨀࠪ䚰㓖 ˈ 䈕䇱ࡨṩᦞ䇱ࡨ⌅ S ᶑֻᵚ൘㖾ഭ䇱ࡨӔ᱃ငઈՊ⌘޼ Ǆ ” “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION . HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT . ” “ 䲔䶎ㅖਸ䇱ࡨ⌅ S ᶑֻ ǃ ṩᦞ䇱ࡨ⌅⌘޼㿴ᇊ ˈ ᡆṩᦞਟ⭘Ⲵ⌘޼䉱ݽ ˈ нᗇ䖜䇙䈕䇱 ࡨ Ǆ 䲔䶎ㅖਸ䇱ࡨ⌅㿴ᇊ ˈ нᗇ䘋㹼ሩߢӔ᱃ Ǆ ” 2. Company’s Refusal to Register Transfer of Shares . The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act . 4.2 ޜਨᤂ㔍ⲫ䇠㛑⾘䖜䇙 : ᖃྲлᛵߥਁ⭏ᰦ ˈ ޜਨᓄᤂ㔍ሩ⴨ޣ 㛑⾘ 䖜䇙䘋㹼ⲫ䇠 ˖˄ i ˅ 䈕䖜䇙о S ᶑֻⲴ⴨ޣ޵ᇩнㅖ ˗˄ ii ˅ 䈕䖜䇙ᵚṩᦞ䇱ࡨ⌅亩лᨀӔⲴᴹ᭸⌘޼༠᰾䘋 㹼 ˗ ˄ iii ˅ 䈕䖜䇙нㅖਸ䇱ࡨ⌅ѝⲴ⌘޼䉱ݽ㿴ᇊ Ǆ 5 MISCELLANEOUS 5 㐂㋋

18 4928 - 2523 - 4026, v. 8 5 . 1 Fees and Expenses . Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement . 1. 䍩⭘о㣡䍩 Ǆ 䲔䶎↔ॿ䇞ѝᴹ᰾⺞Ⲵ⴨৽㿴ᇊ ˈ ॿ䇞ԫаᯩᓄ㠚㹼᭟Ԉަо亮 䰞 ǃ ᖻᐸ ǃ Պ䇑ᐸ઼ަԆуᇦᴹޣⲴ䍩⭘о㣡䍩 ˈ ԕ৺о↔ॿ䇞⴨ޣⲴ䈸ࡔ ǃ ߶༷ ǃ ㆮ㖢 ǃ ӔԈ઼ᢗ㹼⴨ޣⲴަԆ㣡䍩 Ǆ 2. Representations and Warranties . The representations and warranties of the Company and the Purchaser shall survive the Closing and delivery of the Shares . 2. 䱸䘠о؍䇱 Ǆ ޜਨ઼䇔䍝ӪⲴ䱸䘠о؍䇱൘Ӕࢢ઼㛑⾘ⲴӔԈਾ׍❦ᴹ᭸ Ǆ 3. Indemnification . 3. 㺕گ (i) The Purchaser agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise . (i) ሩҾа࠷⭡Ҿ䘍৽↔ॿ䇞ѝⲴᡆоѻ⴨ޣⲴ䱸䘠ᡆ؍䇱ᡆަн߶⺞ᙗ㘼䙐ᡀⲴ ᦏཡ ǃ ᦏᇣ ǃ ٪઼࣑㣡䍩 ˈ 䇔䍝Ӫ਼᜿㺕گᒦ䉱ݽޜਨ৺ަ㪓һ ǃ ㇑⨶Ӫઈᡆԓ⨶ӪⲴ䍓 ԫ Ǆ (ii) The Company shall indemnify and hold harmless the Purchaser, its officers, agents and employees, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses that arise out of or are based upon (i) any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement and (ii) any untrue or alleged untrue statement of a material fact contained in the SEC Reports (or any reports filed or furnished by the Company with the SEC hereafter), or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading . (ii) ޜਨᓄᖃ൘⌅ᖻݱ䇨Ⲵ㤳ത޵ᆼޘ㺕گᒦ䉱ݽ䇔䍝Ӫ ˈ 䇔䍝ӪⲴ㇑⨶Ӫઈ ˈ 㪓 һ ˈ ԓ⨶Ӫ৺䳷ઈ ˈ ⇿ањ䇔䍝ӪⲴ᧗ࡦӪ ˄ 䇱ࡨ⌅ 15 ᶑⲴᇊѹᡆ㘵Ӕ᱃⌅ 20 ᶑⲴᇊ ѹ ˅ ˈ ԕ৺↔⿽᧗ࡦӪⲴ㇑⨶Ӫઈ ˈ 㪓һ ˈ ԓ⨶Ӫ৺䳷ઈ ˈ वᤜа࠷ᦏཡ ˈ ㍒䎄 ˈ ᦏᇣ ˈ 䍓ԫ ˈ 㣡䍩 ˄ वᤜնн䲀Ҿਸ⨶Ⲵᖻᐸ䍩 ˅ ˈ ԕ৺ԫօ⭡ԕлᛵߥӗ⭏ᡆสҾԕлᛵߥⲴ 䍩⭘ ˄ i ˅ н䇪ᱟ੖൘↔ॿ䇞ѝ ˈ ԫօሩㆮᆇӪ䱸䘠઼؍䇱Ⲵ䘍৽ᡆн߶⺞Ⲵ䱸䘠 ˈ ˄ ii ˅ ൘䇱ӔՊᣕ੺ ˄ ᡆ㘵↔ਾޜਨᨀӔᡆᨀ׋㔉䇱ӔՊⲴԫօᣕ੺ ˅ ѝᆈ൘Ⲵሩ䟽㾱һᇎⲴн ᇎ䱸䘠ᡆ㻛ᤷ〠Ⲵнᇎ䱸䘠 ˈ ᡆ㘵ᆈ൘䚇┿ᡆ㻛ᤷ〠䚇┿䟽བྷһᇎᡆᗵ㾱Ⲵؑ᚟ ˈ 䘋㹼䈟

19 4928 - 2523 - 4026, v. 8 ሬ Ǆ 5 . 4 Waiver, Amendment . Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought . 5.4 䉱ݽ ˈ ؞䇒 Ǆ ↔ॿ䇞৺ަѝⲴԫօᶑⅮ൷нᓄ㻛䉱ݽ ǃ ؞䇒 ǃ ؞᭩ ǃ ᫔䬰ᡆ㓸 → ˈ 䲔䶎㻛к䘠᭩ࣘᖡ૽ⲴаᯩԕҖ䶒ᖒᔿ਼᜿ Ǆ 5 . 5 Section and Other Headings . The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement . 5.5 ᶑⅮḷ仈оަԆḷ仈 Ǆ ᵜॿ䇞ѝⲴᶑⅮḷ仈ӵ䎧৲㘳֌⭘ ˈ нᓄԕԫօᯩᔿᖡ ૽ᵜॿ䇞Ⲵ᜿ѹ઼ሩަⲴ䀓䈫 Ǆ 5 . 6 Governing Law ; Arbitration . This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof . The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of Shanghai International Arbitration Center for any disputes arising out of or relating to this Agreement and the transactions contemplated hereby . The number of arbitrators shall be three, mutually appointed by the parties . The language of arbitration (including documents) will be English . The decision of the Arbitral Tribunal shall be final and binding . 5 . 6 䘲⭘⌅ᖻ ˗ Ԣ㻱 Ǆ ᰐ䇪㓭㓖ᐎ⌅ᖻሩ⌅ᖻ䘹ᤙⲴ৏ࡉᴹօ㿴ᇊ ˈ ᵜॿ䇞൷ᓄਇࡠ㖾ഭ 㓭㓖ᐎⲴ޵䜘⌅ᖻⲴ㇑䗆ᒦṩᦞ䈕⌅ᖻ䘋㹼䀓䟺 Ǆ ॿ䇞ৼᯩ൘↔֌ࠪнਟ᫔䬰фᰐᶑԦⲴ 㓖ᇊ ˖ ਼᜿⭡к⎧ഭ䱵Ԣ㻱ѝᗳ㇑䗆ഐᵜॿ䇞৺ഐ↔ᤏ䘋㹼ⲴӔ᱃ᕅ䎧Ⲵҹ䇞 Ǆ Ԣ㻱ઈᮠ 䟿Ѫ 3 ਽ ˈ ⭡ৼᯩޡ਼ᤷᇊ Ǆ Ԣ㻱䈝䀰 ˄ वᤜ᮷Ԧ ˅ Ѫ㤡䈝 Ǆ Ԣ㻱㻱ߣᱟ㓸ተⲴ ˈ ሩৼᯩ ൷ᴹ㓖ᶏ࣋ Ǆ 5 . 7 Counterparts . This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement . 5.7 ࢟ᵜ Ǆ ᵜॿ䇞ਟ਼ᰦㆮ㖢ཊԭ࢟ᵜ ˈ ԫօаԭ࢟ᵜ൘ㆮ㖢઼ӔԈਾᓄ㿶֌аԭ ↓ᵜ ˈ ᡰᴹ࢟ᵜо↓ᵜޡ਼ᶴᡀ਼аԭ⌅ᖻ᮷Җ Ǆ 5 . 8 Notices . All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by electronic transmission, on the business day of such delivery if sent by 6 : 00 p . m . in the time zone of the recipient, or if sent after that time, on the next succeeding business day :

20 4928 - 2523 - 4026, v. 8 1. if to the Purchaser: The address included on the signature page. 2. if to the Company: Helport AI Inc. 9171 Towne Center Dr Ste 335 San Diego 92122 Attn: Ethan Devine ; Shen Di E - Mail: Ethan.devine@helport.ai ; Shendi@helport.ai 8. 䙊⸕ Ǆ ᵜॿ䇞лⲴᡰᴹ䙊⸕ᡆަԆ䙊ؑᗵ享䟷⭘Җ䶒ᖒᔿ ˈ ᒦ൘᤹ԕлᯩᔿ䙂䘱ਾ㿶Ѫ↓ᔿ䘱 䗮 ˈ ⴤ᧕䙂䘱ᡆ䙊䗷ᤲਧؑ ˈ 㾱≲᭦ᦞ ˈ 䛞䍴亴Ԉ ˈ ᡆ䙊䗷Րⵏᡆ⭥ᆀՐ䙂 Ǆ ྲ᷌Ҿ᭦ԦӪᡰ൘ ᰦ ४лॸ 6 ⛩ࡽ䘱䗮 ˈ 䘱䗮ᰦ䰤Ѫ䘱䗮Ⲵᐕ֌ᰕᖃཙ ˈ 㤕Ҿлॸ 6 ⛩ਾ䘱䗮 ˈ ࡉ䘱䗮ᰦ䰤Ѫла њᐕ ֌ᰕ ˄ ԕਁ䘱ᯩ⭥Ր༽ঠᵪ⭏ᡀⲴҖ䶒䘱䗮⺞䇔Ѫ߶ ˅˖ 1. ྲ䙊⸕䇔䍝Ӫ ˖ ㆮᆇ亥ѝवᤜⲴൠ൰ Ǆ 2. ྲ䙊⸕ޜਨ ˖ Helport AI Inc. 9171 Towne Center Dr Ste 335 San Diego 92122 ⭥ᆀ䛞㇡ : Ethan.devine@helport.ai ; Shendi@helport.ai 5 . 9 Binding Effect . The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns . 9. 㓖ᶏ᭸᷌ Ǆ ᵜॿ䇞ⲴᶑⅮሩॿ䇞ৼᯩԕ৺ަ㔗᢯Ӫ ǃ ⌅ᇊԓ㺘Ӫ ǃ 㔗ԫ㘵 ǃ င ԫ㘵ާᴹ⌅ᖻ㓖ᶏ࣋ Ǆ 10. Entire Agreement . This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled . 10. ᆼᮤॿ䇞 Ǆ ↔ॿ䇞 ˄ वᤜަѝ䱴Ԧ ˅ ᶴᡀৼᯩቡަѫ仈һ亩䗮ᡀⲴॿ䇞ᶑⅮⲴ ޘ䜘઼ᆼᮤ༠᰾ ˈ ԫօަԆ⭡ৼᯩቡަѫ仈һ亩䗮ᡀⲴҖ䶒ᡆਓཤॿ䇞ቡ↔᰾⺞ਆ⎸ Ǆ 11. Severability . If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same

21 4928 - 2523 - 4026, v. 8 result as that contemplated by such term, provision, covenant or restriction . It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable . 11. ਟ࠶ࢢᙗ Ǆ ྲᵜॿ䇞ⲴԫօᶑⅮ ǃ 㿴ᇊ ǃ ཱྀ㓖ᡆ䲀ࡦ㻛ԫօᤕᴹਨ⌅㇑䗆ᵳⲴ ⌅䲒㻱ᇊѪᰐ᭸ ǃ 䶎⌅ ǃ ᡆнਟᢗ㹼 ˈ ᵜॿ䇞ⲴަԆᶑⅮ ǃ 㿴ᇊ ǃ ཱྀ㓖ᡆ䲀ࡦሶ؍ᤱᆼޘᴹ ᭸ ˈ ᒦнഐ↔൘ԫօᯩᔿкਇࡠᖡ૽ ǃ ᦏൿᡆ֌ᓏ Ǆ ॿ䇞ৼᯩᓄቭަ୶ъкਸ⨶Ⲵࣚ࣋᢮ࡠ ᒦᇎᯭᴯԓᯩᔿ ˈ ԕਆᗇᤏṩᦞ㻛㻱ᇊⲴᶑⅮ ǃ 㿴ᇊ ǃ ཱྀ㓖ᡆ䲀ࡦ䗮ࡠⲴ⴨਼ᡆབྷ䜘 ࠶⴨਼ Ⲵ㔃᷌ Ǆ 12. Remedies . In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement . The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate . 12. ᮁ⍾ Ǆ 䲔ᴹᵳᇎᯭᵜॿ䇞ᡆ⌅ᖻ䍻ҸⲴᡰᴹᵳ࡙वᤜਆᗇ䎄گ䠁ѻཆ ˈ 䇔䍝Ӫ ઼ޜਨ䘈ᴹᵳṩᦞ↔ॿ䇞ᗇࡠ⢩ᇊን㹼 Ǆ ॿ䇞ৼᯩ਼᜿䠁䫡䎄گਟ㜭ᰐ⌅ሩഐ䘍৽ԫօ↔ॿ 䇞ѝⲴѹ࣑䙐ᡀⲴᦏཡ䘋㹼䏣ཏⲴ䎄گ ˈ ᒦ਼᜿൘䠁䫡䎄گਟԕ䘋㹼䏣ཏ䎄گⲴᛵߥл᭮ᔳ ൘ԫօ䇹䇬ѝ㾱≲⢩ᇊን㹼 Ǆ 13. Construction . The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto . 13. 䀓䟺 Ǆ ॿ䇞ৼᯩ਼᜿ৼᯩ઼ / ᡆަ਴㠚Ⲵᖻᐸᐢᇑ䰵ᒦᴹᵪՊ؞䇒↔ॿ䇞 Ǆ ഐ ↔ ˈ ࠪ⧠↗ѹᰦԕሩ䎧㥹ᯩн࡙Ⲵᯩᔿ䀓䟺Ⲵа㡜ᙗ㿴ࡉн䘲⭘Ҿᵜॿ䇞ᡆԫօ؞䇒Ⲵ䀓 䟺 Ǆ 14. Further Assurances : Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement . The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder . 14. 䘋а↕؍䇱 Ǆ ॿ䇞ৼᯩᓄнᰦൠṩᦞሩᯩⲴ㾱≲ ˈ Ѫᆼᡀᵜॿ䇞ѝ㓖ᇊ ˈ ൘ᡰ ᴹਸ⨶㾱≲л ˈ 䟷ਆ䘋а↕㹼઼ࣘӔԈ䘋а↕Ⲵᐕާ ǃ ཱྀ㓖઼᮷Ԧ Ǆ ॿ䇞ৼᯩ൘↔਼᜿䈊 ᇎᒦⵏ䈊ൠን㹼਴㠚൘↔ॿ䇞ѝⲴѹ࣑ Ǆ 15. Waivers . No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter .

22 4928 - 2523 - 4026, v. 8 15. 䉱ݽ Ǆ ॿ䇞ԫօаᯩሩᵜॿ䇞ⲴԫօᶑⅮ ǃ ᶑԦᡆ㾱≲Ⲵԫօ䉱ݽ൷нᓄ㻛㿶 ֌ሶᶕⲴᤱ㔝ᙗ䉱ݽ ˈ ᡆሩަԆԫօᶑⅮ ǃ ᶑԦᡆ㾱≲Ⲵ䉱ݽ Ǆ 㤕ॿ䇞ԫօаᯩᔦ䘏ᡆᵚ 㜭ን㹼ᵜॿ䇞ѝⲴԫօᵳ࡙ ˈ нᓄሩ↔ᵳ࡙൘ѻਾⲴን㹼൘ԫօᯩᔿк䙐ᡀᦏᇣ Ǆ 16. Successors and Assigns . This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided , however , that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company, after notice duly given by the Purchaser to the Company provided , that no such assignment or obligation shall affect the obligations of the Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser . The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties . Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement . 16. 㔗᢯Ӫ઼䖜䇙 Ǆ ൘⋑ᴹᗇࡠॿ䇞ਖаᯩᨀࡽҖ䶒਼᜿ൠᛵߥл ˈ ॿ䇞Ⲵԫаᯩ ൷н㜭ሶ↔ॿ䇞䘋㹼䖜䇙 Ǆ նᱟṩᦞ㚄䛖઼ᐎ䇱ࡨ⌅ᒦ൘↔ॿ䇞ѝᴹ⴨৽㿴ᇊⲴᛵߥл ˈ 䇔䍝Ӫਟԕሶަᵳ઼࡙ѹ࣑ޘ䜘ᡆ䜘࠶䖜䇙㔉 ˄ i ˅ Ӿ䇔䍝Ӫ༴䙊䗷⿱лӔ᱃㧧ᗇަޘ䜘 ᡆ㔍བྷ䜘࠶㛑⾘Ⲵㅜйᯩᡆ ˄ ii ˅ 䇔䍝ӪⲴл኎ѫփ Ǆ к䘠ԫаᛵߥ൷н㾱≲ޜਨᡆަԆ ৲о↔䚰㓖Ⲵ䇔䍝Ӫᨀ׋ᨀࡽҖ䶒਼᜿ ˈ ն䇔䍝Ӫᓄһݸੁޜਨਸ⌅ᨀ׋䙊⸕ ˈ 䈤᰾䈕䖜 䇙нՊᖡ૽ॿ䇞ѝⲴ䇔䍝ӪⲴԫօѹ࣑ ˈ фਇ䇙ᯩҖ䶒਼᜿ਇࡠ䘲⭘Ҿ䇔䍝ӪⲴޣҾ㻛䖜 䇙䇱ࡨⲴᶑⅮ Ǆ ↔ॿ䇞ѝⲴᶑⅮᓄ䘲⭘Ҿᒦ㓖ᶏॿ䇞ৼᯩᗇࡠ਼᜿Ⲵ㔗᢯Ӫ઼ਇ䇙ᯩ Ǆ ᵜ ॿ䇞ѝ⋑ᴹԫօ᰾⺞ᡆ䳀ਜ਼ᶑⅮᱟѪҶ䍻Ҹ䲔ॿ䇞ৼᯩᡆަ⴨ᓄⲴ㔗᢯Ӫ઼ਇ䇙ᯩԕཆⲴ ԫօᖃһӪ↔ॿ䇞ѝⲴԫօᵳ࡙ ǃ 䎄گ ǃ ѹ࣑ᡆ䍏٪ ˈ 䲔䶎↔ॿ䇞ਖᴹ᰾⺞㿴ᇊ Ǆ 17. Choice of Language . This Agreement is written in English and Chinese . If there is any inconsistency between the Chinese and English version, the English version shall prevail . 5 . 17 䈝䀰䘹ᤙ Ǆ ᵜॿ䇞ԕ㤡᮷઼ѝ᮷㕆߉ Ǆ ᖃѝ᮷о㤡᮷ॿ䇞᮷ᵜ޵ᇩна㠤ᰦ ˈ ԕ㤡᮷ॿ䇞Ѫ߶ Ǆ [Signature Pages Follow] Ǐ л亥Ѫㆮᆇ亥 ǐ

23 4928 - 2523 - 4026, v. 8 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above and agree to be bound by the terms and conditions hereof. ԕлㆮᆇӪ൘ॿ䇞ㅜа亥ᡰ䘠ᰕᵏㆮ㖢ᵜॿ䇞 ˈ ԕᱝؑᆸ Ǆ Company : Helport AI Limited By: /s/ Guanghai Li ⭡ ˖ Name: Guanghai Li Title: Chief Executive Officer [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOR THE PURCHASER FOLLOWS] Ǐ ᵜ亥࢙л䜘࠶⢩᜿⮉オ ˈ л亥Ѫ䇔䍝Ӫㆮᆇ亥 ǐ

[] PURCHASER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT 䇔䍝ॿ䇞䇔䍝Ӫㆮᆇ亥 The Purchaser hereby elects to purchase 250,000 Ordinary Shares at a per share price of $ 4.00 for a total purchase price of $_1,000,000.00 . 䇔 䍝 ㋀㘪㸞 ߣ 㟍㋕ 1000000 䖤㏦䉵 ᙫ 䯋 仍䍝 Ҡ 250000 䘎㱂䬠 䘎 メ 㹈䘎 4 䖤㏦ ೲ Date (NOTE: To be completed by the Purchaser): ᰕᵏ ˄ ⌘ ˖ ⭡ 䇔 䍝Ӫ ປ ߉ ˅˖ ᒤ ᴸ ᰕ Ǆ Fulberto Limited Name of Purchaser Identification Number Co 䇔䍝Ӫ਽〠 䇶࡛ਧ By (Signature): /s/ Xiaoli Ruan 䇣 ワ British Virgin Islands Name ポ 㜨㔠 マ : Jurisdiction of Organization Title ポ 㙼 ㋸ マ : 㩽䏺㪖㘪㘮䉵䑋 䗆४ Date: 㯹㲚 : 㣞 㲏 㯹 Address: 㘮㘱 24 4928 - 2523 - 4026, v. 8

25 4928 - 2523 - 4026, v. 8

Exhibit A 䳋 ᖅ A INVESTOR SUITABILITY QUESTIONNAIRE FOR NON - U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S 㪺 䍴 㯧䬐㴋㦣 䈳ḕ ポ S ᶑ ㌞ 902 㿴ࡉ ㉸䵌䖤 ഭ 㪺 䍴 䗕 マ CONFIDENTIAL ㍃㟤 Helport AI Limited (the “ Company ”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. Helport AI Limited (“ ޜਨ ”) ሶ֯⭘ԕлሩ䰞ধⲴഎㆄࡔᯝ▌൘ᣅ䍴㘵ᱟ੖൘㚄䛖઼ ᐎ䇱ࡨ⌅л䘲Ṭ Ǆ Please complete , sign , date and return one copy of this questionnaire as soon as possible, via mail or facsimile, to: 䈧ቭᘛ ᆼᡀ ǃ ㆮᆇ ǃ ⌘᰾ᰕᵏ ᒦሶ↔䰞ধⲴ༽ঠԦ ˈ 䙊䗷䛞ᇴᡆՐⵏᯩᔿ ਁഎ 㠣 ˖ E - mail: ethan.devine@helport.ai ⭥ᆀ䛞㇡ : ethan.devine@helport.ai Fulberto Limited Name:

27 ဃ਽ ˖ (EXACT LEGAL NAME AS IT SHOULD APPEAR ON SECURITIES) ポ ᱮ 䍗㘪 䇱 㑒㉷䉵㐟䌙㜨㔠 ᡆޜਨⲫ䇠਽〠 マ 1. Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country. 䈧ປ߉ᛘѫ㾱ትտൠഭᇦ৺ትտ൘↔ഭᇦⲴᰦ䰤 Ǆ Country: ഭᇦ ˖ Duration: ᵏ䰤 ˖ Address: ൠ൰ ˖ Email Address: ⭥ᆀ䛞Ԧ ˖ You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws . You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws . You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment . ᛘ਼᜿ ˈ ޜਨਟ㜭ሶ↔䰞ধࠪ⽪㔉ᴹޣӪ༛ԕ䇱᰾ޜਨ䇔Ѫ൘㚄䛖઼ᐎ䇱ࡨ⌅л↔ 㛑⾘䇔䍝ਟԕ䘲⭘ⲫ䇠䉱ݽ Ǆ ᛘ㺘⽪൘↔䰞ধ޵ປ߉Ⲵؑ᚟ᱟⵏᇎ৺↓⺞Ⲵ ˈ фᛘ ⸕ᚹޜਨ৺ަԓ㺘ሶ׍↔ؑ᚟Ⲵⵏᇎ߶⺞ᙗ䚥ᆸ㚄䛖઼ᐎ䇱ࡨ⌅ᖻ Ǆ ᛘ਼᜿ ˈ ൘ᣅ 䍴ࡽቡࡽ䘠ؑ᚟ਟ㜭ࠪ⧠Ⲵԫօ᭩ࣘሶ৺ᰦ䙊⸕ޜਨ Ǆ 4928 - 2523 - 4026, v. 8

28 (Signature) ˄ ㆮ਽ ˅ Title or capacity of signing party ㆮᆇᯩⲴ਽〠ᡆ䓛ԭ Date: ᰕᵏ 4928 - 2523 - 4026, v. 8

4928 - 2523 - 4026, v. 8 You are a corporation of which, in the aggregate, more than one - fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as 29 I. NON - INDIVIDUAL INVESTORS 䐝 1 䭾㐻 䵌 њ ㋀㪺 䍴 㯧 · If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity. ྲ᷌ሶᴹཊҾањ⴨ޣᇎփ䘋㹼ᣅ䍴 ˈ 䈧Ѫ ⇿ањ ᇎփ਴ᆼᡀаԭ↔䈳ḕ · PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED. 䈧ᨀ׋ᡀ・ᡰ൘ഭᇦࠪާⲴᡀ・᮷ԦⲴ༽ঠԦ INITIAL EACH BOX TRUE OR FALSE 㘪㹈 њ 䢭㴋 ޵ 㰠㪂㔩䉵㋸䖓 ປ ㏷㜨㔠丄㞨㹇 Disclosure of Foreign Ownership . ཆഭᡰᴹᵳؑ᚟ᣛ䵢 1. True ᱟ False ੖ You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a "Foreign Entity") . ᛘѪ䶎㖾ഭᡆԫօ㖾ഭຳ޵ᡆᡰᴹ㇑䗆ᵳⲴᐎⲴ⌅ᖻ㇑ 䗆ᵳлᡀ・Ⲵᇎփ ˄ ањ “ ཆഭᇎփ ” ˅ 2. True ᱟ False

4928 - 2523 - 4026, v. 8 30 ੖ defined below) or Foreign partnerships (as defined below) (a "Foreign Corporation") ᛘᱟањᙫޡ䎵䗷ഋ࠶ѻаⲴ㛑⾘ᡆ㺘ߣᵳ⭡ཆഭޜ ≁ ǃ ཆഭᇎփ ǃ ཆഭޜਨ ˄ л䘠ᇊѹ ˅ ᡆཆഭਸՉ ˄ л 䘠ᇊѹ ˅ ᤕᴹⲴޜਨ ˄ ањ “ ཆഭԱъ ” ˅ 3. True ᱟ False ੖ You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a "Foreign Partnership") ᛘᱟања㡜ᡆᴹ䲀ਸՉ ˈ ަѝԫօа㡜ᡆᴹ䲀ਸՉӪ ᱟཆഭޜ≁ ǃ ཆഭᇎփ ǃ ཆഭ᭯ᓌ ǃ ཆഭޜਨᡆཆഭਸ Չ ˄ л䘠ᇊѹ ˅ ˄ ањ “ ཆഭਸՉ ” ˅ 4. True ᱟ False ੖ You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above. ᛘᱟк䘠ㅜ 1 亩㠣ㅜ 3 亩ᡰࡇⲴԫօᇎփⲴԓ㺘Ӫ ǃ ᡆ 㻛ަᡰ᧗ࡦⲴᇎփ Ǆ Verification of Status as a Non - “U.S. Person” under Regulation S . S ᶑֻл䶎㖾ഭӪ༛Ⲵ䓛ԭ⺞䇔 1. True ᱟ False ੖ You are a partnership or corporation organized or incorporated under the laws of the United States. ᛘᱟ㖾ഭ⌅ᖻлᡰ㓴㓷ᡆᡀ・ⲴਸՉᡆޜਨ Ǆ 2. True ᱟ False ੖ You are an estate of which any executor or administrator is a U . S . Person . If the preceding sentence is true, but the executor or administrator who is a U . S . Person is a professional fiduciary and (i) there is another executor or administrator who is a non - U . S . Person who has shared or sole investment

4928 - 2523 - 4026, v. 8 You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United 31 discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.” ᛘӗᵳⲴᢗ㹼Ӫᡆ㇑⨶Ӫᱟ㖾ഭӪ Ǆ ྲ᷌ࡽ䘠Ѫ “ ᱟ ” ˈ նᱟ㖾ഭ㉽Ⲵᢗ㹼Ӫᡆ㇑⨶Ӫᱟа਽㙼ъ䍒ӗؑᢈӪф ˄ 1 ˅ ᴹਖа਽䶎㖾ഭ㉽Ⲵᢗ㹼Ӫᡆ㇑⨶Ӫޡ਼ᡆ⤜㠚 ቡӗᵳ䍴ӗ֌ࠪᣅ䍴ߣᇊ ˗ ф ˄ 2 ˅ ӗᵳਇཆഭ⌅ᖻ㓖 ᶏ ˈ 䈧എㆄ “ ੖ ” Ǆ 3. True ᱟ False ੖ You are a trust of which any trustee is a U . S . Person . If the preceding sentence is true, but the trustee who is a U . S . Person is a professional fiduciary and (i) there is another trustee who is a non - U . S . Person who has shared or sole investment discretion with respect to the trust assets ; and (ii) no beneficiary of the trust is a U . S . Person, you may answer “False . ” ᛘѪਇᢈӪᱟ㖾ഭӪ༛Ⲵؑᢈ Ǆ ྲ᷌ࡽ䘠Ѫ “ ᱟ ” ˈ նᱟ 㖾ഭ㉽ⲴਇᢈӪᱟ㙼ъ䍒ӗؑᢈӪф ˄ 1 ˅ ᴹਖа਽䶎 㖾 ഭ㉽ⲴਇᢈӪޡ਼ᡆ⤜㠚ቡؑᢈ䍴ӗ֌ࠪᣅ䍴ߣᇊ ˈ ф ˄ 2 ˅ ᰐ㖾ഭ㉽Ⲵؑᢈਇ⳺Ӫ ˈ 䈧എㆄ “ ੖ ” Ǆ 4. True ᱟ False ੖ You are an agency or branch of a foreign entity located in the United States. ᛘᱟսҾ㖾ഭⲴཆഭᇎփⲴԓ⨶ᯩᡆ࠶᭟ Ǆ 5. True ᱟ False ੖ You are a non - discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U . S . Person . ᛘᱟ䇱ࡨ㓿㓚Ӫᡆ䍒ӗؑᢈӪѪ㖾ഭӪⲴ䍖ᡧᡆަ࡙⳺ ᤱᴹⲴ䶎ޘᵳҠআᡆ⴨լ䍖ᡧ ˄ 䲔ӗᵳᡆؑᢈ ˅ Ǆ 6. True ᱟ False

4928 - 2523 - 4026, v. 8 32 ੖ States . If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non - U . S . Person, you may answer “False . ” ᛘᱟ㖾ഭຳ޵䇱ࡨ㓿㓚ӪᡆަԆ㓴㓷ᡆᡀ・ ǃ ᡆትտ ˄ ྲ᷌䶎њӪ ˅ ⲴؑᢈᡰᤱᴹⲴޘᵳҠআ䍖ᡧ Ǆ ྲ᷌ࡽ 䘠Ѫ “ ᱟ ” ˈ նᱟ↔䍖ᡧѪ㖾ഭຳ޵Ⲵ䇱ࡨ㓿㓚ӪᡆަԆ 㓴㓷 ǃ ᡀ・ ǃ ᡆትտⲴ㙼ъؑᢈѪ䶎㖾ഭӪ䍖ᡧᡆަ࡙ ⳺ᤱᴹⲴ䍖ᡧ ˈ 䈧എㆄ “ ੖ ” Ǆ 7. True ᱟ False ੖ You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U . S . Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated . If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501 (a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False . ” ᛘᱟ⭡㖾ഭӪ൘ԫօཆഭ㇑䗆ᵳ⌅ᖻлᡀ・ⲴѪᵚ㓿䇱 ࡨ⌅⌘޼Ⲵ䇱ࡨᣅ䍴ਸՉᡆޜਨ Ǆ ྲ᷌ࡽ䘠Ѫ “ ᱟ ” ˈ ն ᛘᴮ⭡ਸ䍴ṬⲴᣅ䍴㘵 ˄ 䶎㠚❦Ӫ ǃ ӗᵳᡆؑᢈ ˅ ᡰᡀ ・ᡆᔪ・фᤕᴹ ˄ D ᶑֻл 501 ˄ a ˅ Ⅾᇊѹ ˅ ˈ 䈧എㆄ “ ੖ ” Ǆ 8. True ᱟ False ੖ You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States . ᛘᱟ᤹➗䶎㖾ഭⲴഭᇦⲴ⌅ᖻᡆᜟ⭘ڊ⌅઼᮷Ԧᔪ・઼ ㇑⨶Ⲵ㙼ᐕ⾿࡙䇑ࡂ Ǆ 9. True ᱟ False You are an agency or branch of a U . S . Person located outside the United States that is (i) operated for valid business reasons ; (ii) engaged in the business of insurance or banking ;

4928 - 2523 - 4026, v. 8 33 ੖ and (iii) subject to substantive insurance or banking regulation, respectively, where located . ᛘᱟ൘㖾ഭຳཆⲴ㖾ഭӪ༛Ⲵԓ⨶Ӫᡆ࠶᭟ ˄ 1 ˅ Ѫᴹ ᭸ъ࣑৏⭡㓿㩕 ˗ ˄ 2 ˅ ৲о؍䲙ᡆ䬦㹼ъ࣑ ˗ ф ˄ 3 ˅ ਇᡰ൘ൠާփ؍䲙ᡆ䬦㹼㿴ᇊ㓖ᶏ Ǆ 10. True ᱟ False ੖ You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter - American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans . ᛘᱟഭ䱵䍗ᐱส䠁 ǃ Ѫ䟽ᔪᡆਁኅⲴഭ䱵䬦㹼 ǃ 㖾ഭຳ ޵ਁኅ䬦㹼 ǃ ӊ⍢ਁኅ䬦㹼 ǃ 䶎⍢ਁኅ䬦㹼 ǃ 㚄ਸഭᡆ ԆԜަаⲴԓ⨶ᯩ ǃ ޣ㚄ᯩᡆޫ㘱䇑ࡂ Ǆ

34 II. SIGNATURE 䐝 2 䭾㐻 ㆮ 㞨 You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws . You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with U . S . federal and state securities laws . You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment . ᛘ਼᜿ ˈ ޜਨਟ㜭ሶ↔䰞ধࠪ⽪㔉ᴹޣӪ༛ԕ䇱᰾ޜਨ䇔Ѫ൘㚄䛖઼ᐎ䇱ࡨ⌅л↔ 㛑⾘䇔䍝ਟԕ䘲⭘ⲫ䇠䉱ݽ Ǆ ᛘ㺘⽪൘↔䰞ধ޵ປ߉Ⲵؑ᚟ᱟⵏᇎ৺↓⺞Ⲵ ˈ фᛘ ⸕ᚹᵜޜਨ৺ަԓ㺘ሶ׍↔ؑ᚟Ⲵⵏᇎ߶⺞ᙗ䚥ᆸ㚄䛖઼ᐎ䇱ࡨ⌅ᖻ Ǆ ᛘ਼᜿ ˈ ൘ ᣅ䍴ࡽቡࡽ䘠ؑ᚟ਟ㜭ࠪ⧠Ⲵԫօ᭩ࣘሶ৺ᰦ䙊⸕ᵜޜਨ Ǆ Name of Entity: Fulberto Limited ᇎփ਽〠 (Signature) ˄ ㆮᆇ ˅ : Name of Signing Party ㆮᆇᯩ਽〠 Title of Signing Party ㆮᆇᯩ㙼ս Date: ᰕᵏ 4928 - 2523 - 4026, v. 8